METLIFE(R)



                                                               SECOND QUARTER
                                                            FINANCIAL SUPPLEMENT

                                                               JUNE 30, 2006



                                                                     2






[METLIFE LOGO]

                                                               (METLIFE(R) LOGO)

TABLE OF CONTENTS

HIGHLIGHTS
   CORPORATE OVERVIEW                                                          2

METLIFE, INC.
   CONSOLIDATED BALANCE SHEETS                                                 3
   CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON
      SHAREHOLDERS                                                             4
   CONSOLIDATING BALANCE SHEET                                                 5
   CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON
      SHAREHOLDERS                                                             6

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS        10

INSTITUTIONAL OPERATIONS
   STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS          11
   PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT AND ADDITIONAL STATISTICAL
      INFORMATION                                                             15
   FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
      SEPARATE ACCOUNT LIABILITIES                                            16
   OTHER EXPENSES BY MAJOR CATEGORY                                           17
   SPREADS BY PRODUCT                                                         18

INDIVIDUAL OPERATIONS
   STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS          19
   PREMIUMS AND DEPOSITS BY PRODUCT                                           24
   ADDITIONAL STATISTICAL INFORMATION                                         25
   FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
      SEPARATE ACCOUNT LIABILITIES                                            26
   INSURANCE EXPENSES AND OTHER EXPENSES BY MAJOR CATEGORY                    27
   SPREADS BY PRODUCT                                                         28

AUTO & HOME OPERATIONS
   STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS          29
   WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND
      SUPPLEMENTAL DATA                                                       33

INTERNATIONAL OPERATIONS
   STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS           34

REINSURANCE OPERATIONS
   STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS           35
   PRE-TAX AND PRE-MINORITY INTEREST OPERATING EARNINGS BY REGION AND
      RESERVES BY REGION                                                      36

CORPORATE, OTHER & ELIMINATIONS
   STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS           37

METLIFE, INC.
   INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS                 38
   FIXED MATURITIES AND EQUITY SECURITIES GROSS UNREALIZED GAINS AND LOSSES
      AGING SCHEDULES                                                         40
   SUMMARY OF REAL ESTATE AND SUMMARY OF MORTGAGES AND CONSUMER LOANS         41

OTHER INFORMATION
   COMPANY RATINGS                                                            42

NOTE:

The Quarterly Financial Supplement ("QFS") includes financial measures, operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on generally accepted accounting principles ("GAAP"). Operating earnings is defined as GAAP net income excluding net investment gains and losses, net of income taxes, adjustments related to net investment gains and losses, net of income taxes and discontinued operations other than discontinued real estate, net of income taxes. Scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income taxes, and adjustments related to net investment gains and losses, net of income taxes, both of which can fluctuate significantly from period to period and discontinued operations other than discontinued real estate, net of income taxes, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share should not be viewed as substitutes for GAAP net income, GAAP net income available to common shareholders and GAAP net income available to common shareholders per diluted common share, respectively. Reconciliations of operating earnings to GAAP net income, operating earnings available to common shareholders to GAAP net income available to common shareholders and operating earnings available to common shareholders per diluted common share to GAAP net income available to common shareholders per diluted common share, the most directly comparable GAAP measures, are included in the QFS and in MetLife's earnings press release dated July 31, 2006, for the quarter ended June 30, 2006, which are available at www.metlife.com.

                                                               (METLIFE(R) LOGO)

CORPORATE OVERVIEW
Unaudited (Dollars and shares in millions, except per share data)

                                                                 For the Three Months Ended
                                               --------------------------------------------------------------
                                               June 30,   September 30,   December 31,   March 31,   June 30,
                                                 2005          2005           2005          2006       2006
                                               --------   -------------   ------------   ---------   --------
Net income                                     $2,245         $  773           $  709      $  747     $  650
Preferred stock dividends                           0             31               32          33         33
                                               ------         ------           ------      ------     ------
Net income available to common shareholders     2,245            742              677         714        617
   Net investment gains (losses)                2,225            (23)            (234)       (624)      (817)
   Minority interest - net investment gains
      (losses)                                     (2)            (1)               3          (2)         4
   Net investment gains (losses) tax benefit
     (provision)                                 (784)             9               85         220        289
                                               ------         ------           ------      ------     ------
Net investment gains (losses), net of income
   taxes (1) (2)                                1,439            (15)            (146)       (406)      (524)
   Adjustments related to universal life and
      investment-type product policy fees           0              0                0          (3)        (9)
   Adjustments related to policyholder
      benefits and dividends                      (86)           (55)              (9)        108         84
   Adjustments related to other expenses           (9)             7               30          42        126
   Adjustments related to tax benefit
      (provision)                                  32             18               (9)        (52)       (72)
                                               ------         ------           ------      ------     ------
Adjustments related to net investment gains
   (losses), net of income taxes (3)              (63)           (30)              12          95        129
Discontinued operations, net of income taxes       (1)             7               12           0         30
                                               ------         ------           ------      ------     ------
Operating earnings available to common
   shareholders (4)                            $  870(6)      $  780(7)        $  799      $1,025     $  982
                                               ======         ======           ======      ======     ======
Net income available to common shareholders
   per common share - diluted                  $ 3.02         $ 0.97           $ 0.88      $ 0.93     $ 0.80
Net investment gains (losses), net of income
   taxes                                         1.94          (0.02)           (0.20)      (0.53)     (0.69)
Adjustments related to net investment gains
   (losses), net of income taxes                (0.09)         (0.03)            0.02        0.13       0.17
Discontinued operations, net of income taxes     0.00           0.01             0.02        0.00       0.04
                                               ------         ------           ------      ------     ------
Operating earnings available to common
   shareholders - diluted                      $ 1.17         $ 1.01           $ 1.04      $ 1.33     $ 1.28
                                               ======         ======           ======      ======     ======
Weighted average common shares outstanding -
   diluted                                      743.1          768.7            769.0       768.8      769.9
Book value per common share (actual common
   shares outstanding)                         $35.60         $35.29           $35.72      $34.98     $33.77
Book value per common share, excluding
   accumulated other comprehensive income
   (actual common shares outstanding)          $31.41         $32.81           $33.20      $34.21     $35.08
Book value per common share - diluted
   (weighted average common shares
   outstanding)                                $35.16         $34.75           $35.19      $34.50     $33.30
Book value per common share, excluding
   accumulated other comprehensive income -
   diluted (weighted average common shares
   outstanding)                                $31.02         $32.32           $32.70      $33.73     $34.59

                                                                 For the Three Months Ended
                                               --------------------------------------------------------------
                                               June 30,   September 30,   December 31,   March 31,   June 30,
                                                 2005          2005           2005          2006       2006
                                               --------   -------------   ------------   ---------   --------
Common shares outstanding, beginning of
   period                                        733.1           733.9          757.1       757.5      758.2
Treasury stock                                     0.8            23.2            0.4         0.7        1.0
                                                 -----           -----          -----       -----      -----
Common shares outstanding, end of period         733.9           757.1          757.5       758.2      759.2
Weighted average common shares outstanding -
   basic                                         736.5           759.8          761.1       762.0      763.1
Dilutive effect of stock options                   6.4             8.6            7.7         6.5        6.5
Dilutive effect of LTPCP shares                    0.2             0.3            0.2         0.3        0.3
                                                 -----           -----          -----       -----      -----
Weighted average common shares outstanding -
   diluted                                       743.1           768.7          769.0       768.8      769.9
                                                 =====           =====          =====       =====      =====
Policyholder Trust Shares                        310.9           307.8          298.8       294.0      285.3

SUPPLEMENTAL DATA

Adjusted long-term debt to total capital (5)      29.4%           28.3%          28.6%       28.5%      27.8%


(1) Net investment gains (losses), net of income taxes, excludes scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment of $8 million, $17 million, $23 million, $25 million and $44 million for the three months ended June 30, 2005, September 30, 2005, December 31, 2005, March 31, 2006, and June 30, 2006, respectively. For QFS purposes, these settlements are included in net investment income.

(2) Net investment gains (losses), net of income taxes, from real estate and real estate joint ventures includes discontinued operations of $1,227 million, $30 million, $100 million, ($3) million and ($2) million, for the three months ended June 30, 2005, September 30, 2005, December 31, 2005, March 31, 2006, and June 30, 2006, respectively.

(3) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(4) Presentation of operating earnings available to common shareholders throughout the QFS differs from other public filings with respect to discontinued operations and scheduled settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No.133, Accounting for Derivative Instruments and Hedging Activities.

(5) Adjusted long-term debt at June 30, 2005, September 30, 2005, December 31, 2005, March 31, 2006 and June 30, 2006, consists of $8,319 million, $8,297 million, $8,017 million, $8,028 million and $8,112 million of long-term debt, respectively, $2,134 million, $2,134 million, $2,134 million, $2,134 million and $2,134 million of junior subordinated debt securities underlying common equity units, respectively, and $115 million, $272 million, $878 million, $1,084 million and $926 million of adjusted short-term debt, respectively. Non-recourse debt not included in adjusted long-term debt consists of $985 million, $1,195 million, $1,871 million, $1,904 million and $2,625 million at such dates, respectively. Non-core borrowings not included in adjusted short-term debt consist of $1,864 million, $1,031 million, $536 million, $276 million and $1,326 million at such dates, respectively. Total capital is defined as adjusted long-term debt, shares subject to mandatory redemption and stockholders' equity net of accumulated other comprehensive income.

(6) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes ($0.04 per diluted common share), associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes ($0.02 per diluted common share), associated with the reduction of a previously established liability related to the Company's demutualization in 2000, and an $8 million charge, net of income taxes ($0.01 per diluted common share), associated with an establishment of a liability associated with the Argentine pension business.

(7) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit ($0.04 per diluted common share) from a revision of the estimate of income taxes for 2004.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

                                                                                    As of
                                                       ---------------------------------------------------------------
                                                       June 30,   September 30,   December 31,   March 31,    June 30,
Unaudited (Dollars in millions)                          2005          2005           2005          2006        2006
                                                       --------   -------------   ------------   ---------   ---------
ASSETS
      Fixed maturities, at fair value                  $184,830       $232,041       $230,875    $240,711    $ 237,612
      Equity securities, at fair value                    2,531          3,058          3,338       3,356        3,202
      Mortgage and consumer loans                        33,586         36,094         37,190      37,351       38,665
      Policy loans                                        8,975          9,841          9,981       9,987       10,065
      Real estate and real estate joint ventures          3,998          4,705          4,665       4,700        4,786
      Other limited partnership interests                 3,383          4,345          4,276       4,514        4,805
      Short-term investments                              2,169          4,481          3,306       3,368        4,067
      Other invested assets                               6,452          7,877          8,078       8,386        9,652
                                                       --------       --------       --------    --------    ---------
   TOTAL INVESTMENTS                                    245,924        302,442        301,709     312,373      312,854

   Cash and cash equivalents                             13,601          6,950          4,018       5,144        4,126
   Accrued investment income                              2,450          3,299          3,036       3,145        3,275
   Premiums and other receivables                         7,821         14,391         12,186      12,731       13,216
   Deferred policy acquisition costs and value of
     business acquired                                   14,865         19,211         19,641      20,245       20,814
   Assets of subsidiaries held-for-sale                      33              0              0           0            0
   Current income tax recoverable                             0              0              0           0          154
   Goodwill                                                 614          4,564          4,797       4,797        4,913
   Other assets                                           6,758          8,017          8,389       8,145        8,171
   Separate account assets                               89,459        124,044        127,869     132,522      132,782
                                                       --------       --------       --------    --------    ---------
TOTAL ASSETS                                           $381,525       $482,918       $481,645    $499,102    $ 500,305
                                                       ========       ========       ========    ========    =========
LIABILITIES AND EQUITY
   LIABILITIES
      Future policy benefits                           $103,175       $121,591       $123,204    $122,748    $ 123,802
      Policyholder account balances                      90,080        127,431        128,312     129,860      130,518
      Other policyholder funds                            7,650          8,521          8,331       8,620        8,721
      Policyholder dividends payable                        939            978            917         918          961
      Policyholder dividend obligation                    2,477          1,735          1,607         814          176
      Short-term debt                                     1,979          1,303          1,414       1,360        2,253
      Long-term debt                                      9,389          9,576          9,888      10,782       10,737
      Junior subordinated debt securities underlying
         common equity units                              2,134          2,134          2,134       2,134        2,134
      Shares subject to mandatory redemption                278            278            278         278          278
      Liabilities of subsidiaries held-for-sale              28              0              0           0            0
      Current income tax payable                            635             97             69          88            0
      Deferred income tax payable                         3,201          1,456          1,706       1,199          485
      Payables for collateral under securities
         loaned and other transactions                   31,632         40,127         34,515      47,059       46,612
      Other liabilities                                  10,298         14,890         12,300      12,153       13,165
      Separate account liabilities                       89,459        124,044        127,869     132,522      132,782
                                                       --------       --------       --------    --------    ---------
   TOTAL LIABILITIES                                    353,354        454,161        452,544     470,535      472,624
                                                       --------       --------       --------    --------    ---------
   EQUITY
      Preferred stock, at par value                           1              1              1           1            1
      Common stock, at par value                              8              8              8           8            8
      Additional paid-in capital                         16,974         17,273         17,274      17,327       17,372
      Retained earnings                                   9,841         10,582         10,865      11,579       12,196
      Treasury stock                                     (1,733)          (981)          (959)       (938)        (905)
      Accumulated other comprehensive income              3,080          1,874          1,912         590         (991)
                                                       --------       --------       --------    --------    ---------
   TOTAL STOCKHOLDERS' EQUITY                            28,171         28,757         29,101      28,567       27,681
                                                       --------       --------       --------    --------    ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $381,525       $482,918       $481,645    $499,102    $ 500,305
                                                       ========       ========       ========    ========    =========

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

                                                                                       For the Three Months Ended
                                                                   -----------------------------------------------------------------
                                                                   June 30,     September 30,    December 31,   March 31,   June 30,
Unaudited (Dollars in millions)                                      2005            2005            2005          2006       2006
                                                                   --------     -------------    ------------   ---------   --------
REVENUES
Premiums                                                           $ 6,034         $ 6,514           $ 6,346     $ 6,428    $ 6,428
Universal life and investment-type product policy fees                 813           1,112             1,112       1,178      1,194
Investment income, net                                               3,508           4,112             4,167       4,278      4,277
Other revenues                                                         301             348               323         328        335
                                                                   -------         -------           -------     -------    -------
                                                                    10,656          12,086            11,948      12,212     12,234
                                                                   -------         -------           -------     -------    -------
EXPENSES
Policyholder benefits and dividends                                  6,589           7,208             6,897       6,934      6,840
Interest credited to policyholder account balances                     820           1,156             1,167       1,220      1,269
Interest credited to bank deposits                                      25              30                37          43         48
Interest expense                                                       125             183               185         198        202
Other expenses                                                       1,844           2,408             2,487       2,297      2,425
                                                                   -------         -------           -------     -------    -------
                                                                     9,403          10,985            10,773      10,692     10,784
                                                                   -------         -------           -------     -------    -------
Operating earnings before provision (benefit) for income taxes       1,253           1,101             1,175       1,520      1,450
Provision for income taxes                                             383             290               344         462        435
                                                                   -------         -------           -------     -------    -------
Operating earnings                                                     870             811               831       1,058      1,015
Preferred stock dividends                                                0              31                32          33         33
                                                                   -------         -------           -------     -------    -------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                $   870(2)      $   780(3)        $   799     $ 1,025    $   982
                                                                   =======         =======           =======     =======    =======
NET INCOME RECONCILIATION
Operating earnings available to common shareholders                $   870         $   780           $   799     $ 1,025    $   982
      Net investment gains (losses)                                  2,225             (23)             (234)       (624)      (817)
      Minority interest - net investment gains (losses)                 (2)             (1)                3          (2)         4
      Net investment gains (losses) tax benefit (provision)           (784)              9                85         220        289
                                                                   -------         -------           -------     -------    -------
Net investment gains (losses), net of income taxes                   1,439             (15)             (146)       (406)      (524)
      Adjustments related to universal life and
         investment-type product policy fees                             0               0                 0          (3)        (9)
      Adjustments related to policyholder benefits and dividends       (86)            (55)               (9)        108         84
      Adjustments related to other expenses                             (9)              7                30          42        126
      Adjustments related to tax benefit (provision)                    32              18                (9)        (52)       (72)
                                                                   -------         -------           -------     -------    -------
Adjustments related to net investment gains (losses), net of
   income taxes (1)                                                    (63)            (30)               12          95        129
Discontinued operations, net of income taxes                            (1)              7                12           0         30
                                                                   -------         -------           -------     -------    -------
Net income available to common shareholders                          2,245             742               677         714        617
Preferred stock dividends                                                0              31                32          33         33
                                                                   -------         -------           -------     -------    -------
Net income                                                         $ 2,245         $   773           $   709     $   747    $   650
                                                                   =======         =======           =======     =======    =======

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(2) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the Company's demutualization in 2000, and an $8 million charge, net of income taxes, associated with an establishment of a liability associated with the Argentine pension business.

(3) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
AT JUNE 30, 2006

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
                                  ------------  -------------  ----------  -----------  -------------  -----------  ----------------
ASSETS
Total investments                    $312,854       $129,696    $122,488       $3,773        $13,906      $12,929           $30,062
Cash and cash equivalents               4,126           (956)        959         (108)          (118)         187             4,162
Accrued investment income               3,275          1,116       1,288           60            180           81               550
Premiums and other receivables         13,216          3,606       3,134          902            805        1,243             3,526
Deferred policy
   acquisition costs and value of
   business acquired                   20,814          1,328      14,307          184          1,960        3,019                16
Current income tax recoverable            154           (114)         27           34             86          (91)              212
Goodwill                                4,913            982       2,971          157            295           96               412
Other assets                            8,171          1,856       3,364          376            356           80             2,139
Separate account assets               132,782         45,328      85,184            0          2,255           15                 0
                                     --------       --------    --------       ------        -------      -------           -------
   Total Assets                      $500,305       $182,842    $233,722       $5,378        $19,725      $17,559           $41,079
                                     ========       ========    ========       ======        =======      =======           =======
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits               $123,802       $ 48,637    $ 56,192       $3,422        $ 7,251      $ 4,861           $ 3,439
Policyholder account balances         130,518         56,469      58,232            0          5,357        5,807             4,653
Other policyholder funds                8,721          2,750       2,767           39          1,113        1,878               174
Policyholder dividends payable            961              0         961            0              0            0                 0
Policyholder dividend obligation          176              0         176            0              0            0                 0
Short-term debt                         2,253              0           2            0              0            0             2,251
Long-term debt                         10,737              1         145            0             53        1,552             8,986
Junior subordinated debt
   securities underlying common
   equity units                         2,134              0           0            0              0            0             2,134
Shares subject to
   mandatory redemption                   278              0           0            0              0          159               119
Deferred income tax payable               485         (1,705)      1,364           (6)            65          749                18
Payables for collateral under
   securities loaned and
   other transactions                  46,612         19,732      16,732          111              0            0            10,037
Other liabilities                      13,165          3,187       2,953          689            900        1,430             4,006
Separate account liabilities          132,782         45,328      85,184            0          2,255           15                 0
                                     --------       --------    --------       ------        -------      -------           -------
    Total Liabilities                 472,624        174,399     224,708        4,255         16,994       16,451            35,817
EQUITY
Preferred stock, at par value               1              0           0            0              0            0                 1
Common stock, at par value                  8              0           0            0              0            0                 8
Allocated equity (1)                   29,568          8,935       9,405        1,051          2,623          972             6,582
Treasury stock                           (905)             0           0            0              0            0              (905)
Accumulated other
   comprehensive income                  (991)          (492)       (391)          72            108          136              (424)
                                     --------       --------    --------       ------        -------      -------           -------
   Total Stockholders' Equity          27,681          8,443       9,014        1,123          2,731        1,108             5,262
                                     --------       --------    --------       ------        -------      -------           -------
Total Liabilities and
   Stockholders' Equity              $500,305       $182,842    $233,722       $5,378        $19,725      $17,559           $41,079
                                     ========       ========    ========       ======        =======      =======           =======

(1)  Allocated equity includes additional paid-in capital and retained earnings.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS FOR THE THREE MONTHS ENDED JUNE 30, 2006

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
                                  ------------  -------------  ----------  -----------  -------------  -----------  ----------------
REVENUES
Premiums                              $ 6,428         $2,836      $1,102        $ 726         $  676       $1,078             $  10
Universal life and
   investment-type product
   policy fees                          1,194            201         799            0            194            0                 0
Investment income, net                  4,277          1,824       1,709           42            238          156               308
Other revenues                            335            169         135            8              4           13                 6
                                      -------         ------      ------        -----         ------       ------             -----
                                       12,234          5,030       3,745          776          1,112        1,247               324
                                      -------         ------      ------        -----         ------       ------             -----
EXPENSES
Policyholder benefits
   and dividends                        6,840          3,169       1,755          432            600          871                13
Interest credited to
   policyholder account balances        1,269            617         518            0             86           48                 0
Capitalization of deferred
   policy acquisition costs              (890)           (62)       (415)        (119)          (145)        (149)                0
Amortization of deferred policy
   acquisition costs                      611             43         289          115             78           85                 1
Other expenses                          2,954            578       1,060          215            413          347               341
                                      -------         ------      ------        -----         ------       ------             -----
                                       10,784          4,345       3,207          643          1,032        1,202               355
                                      -------         ------      ------        -----         ------       ------             -----
Operating earnings before
   provision (benefit) for
   income taxes                         1,450            685         538          133             80           45               (31)
Provision (benefit) for
   income taxes                           435            232         185           34             18           16               (50)
                                      -------         ------      ------        -----         ------       ------             -----
Operating earnings                      1,015            453         353           99             62           29                19
Preferred stock dividends                  33              0           0            0              0            0                33
                                      -------         ------      ------        -----         ------       ------             -----
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                $   982         $  453      $  353        $  99         $   62       $   29              ($14)
                                      =======         ======      ======        =====         ======       ======             =====
NET INCOME RECONCILIATION
Operating earnings available to
   common shareholders                $   982         $  453      $  353        $  99         $   62       $   29              ($14)
   Net investment gains (losses)         (817)          (440)       (307)          (4)            13          (15)              (64)
   Minority interest - net
      investment gains (losses)             4              0           0            0              0            4                 0
   Net investment gains (losses)
      tax benefit (provision)             289            157         108            4             (5)           4                21
                                      -------         ------      ------        -----         ------       ------             -----
Net investment gains (losses),
   net of income taxes                   (524)          (283)       (199)           0              8           (7)              (43)
   Adjustments related to
      universal life and
      investment-type product
      policy fees                          (9)             0          (9)           0              0            0                 0
   Adjustments related to
      policyholder benefits
      and dividends                        84             61         (26)           0             49            0                 0
   Adjustments related to
      other expenses                      126              0         118            0              0            8                 0
   Adjustments related to tax
      benefit (provision)                 (72)           (22)        (29)           0            (18)          (3)                0
                                      -------         ------      ------        -----         ------       ------             -----
Adjustments related to net
   investment gains (losses),
   net of income taxes (1)                129             39          54            0             31            5                 0
Discontinued operations, net of
   income taxes                            30              0           0            0              0            0                30
                                      -------         ------      ------        -----         ------       ------             -----
Net income available to
   common shareholders                    617            209         208           99            101           27               (27)
Preferred stock dividends                  33              0           0            0              0            0                33
                                      -------         ------      ------        -----         ------       ------             -----
Net income                            $   650         $  209      $  208        $  99         $  101       $   27             $   6
                                      =======         ======      ======        =====         ======       ======             =====

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO
COMMON SHAREHOLDERS (1)
FOR THE THREE MONTHS ENDED JUNE 30, 2005

                                                                               Auto                               Corporate, Other
Unaudited (Dollars in millions)      Consolidated  Institutional  Individual  & Home  International  Reinsurance   & Eliminations
                                     ------------  -------------  ----------  ------  -------------  -----------  ----------------
REVENUES
Premiums                                 $ 6,034         $2,834      $1,061   $ 738          $ 470       $  928            $    3
Universal life and investment-type
   product policy fees                       813            185         501       0            125            2                 0
Investment income, net                     3,508          1,364       1,571      46            195          137               195
Other revenues                               301            163         105       8             (1)          21                 5
                                         -------         ------      ------   -----          -----       ------            ------
                                          10,656          4,546       3,238     792            789        1,088               203
                                         -------         ------      ------   -----          -----       ------            ------
EXPENSES
Policyholder benefits and dividends        6,589          3,159       1,732     448            468          828               (46)
Interest credited to policyholder
   account balances                          820            326         395       0             55           43                 1
Capitalization of deferred policy
   acquisition costs                        (858)           (68)       (279)   (119)          (138)        (254)                0
Amortization of deferred policy
   acquisition costs                         556             39         169     115             56          175                 2
Other expenses                             2,296            566         786     208            274          293               169
                                         -------         ------      ------   -----          -----       ------            ------
                                           9,403          4,022       2,803     652            715        1,085               126
                                         -------         ------      ------   -----          -----       ------            ------
Operating earnings before provision
   (benefit) for income taxes              1,253            524         435     140             74            3                77
Provision (benefit) for income
   taxes                                     383            178         145      39             23           (1)               (1)
                                         -------         ------      ------   -----          -----       ------            ------
Operating earnings                           870            346         290     101             51            4                78
Preferred stock dividends                      0              0           0       0              0            0                 0
                                         -------         ------      ------   -----          -----       ------            ------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                   $   870         $  346      $  290   $ 101          $  51       $    4            $   78
                                         =======         ======      ======   =====          =====       ======            ======
NET INCOME RECONCILIATION
Operating earnings available to
   common shareholders                   $   870         $  346      $  290   $ 101          $  51       $    4            $   78
   Net investment gains (losses)           2,225            415         501      (4)             7           (7)            1,313
   Minority interest - net
      investment gains (losses)               (2)             0           0       0              0           (2)                0
   Net investment gains (losses)
      tax benefit (provision)               (784)          (147)       (174)      1             (2)           6              (468)
                                         -------         ------      ------   -----          -----       ------            ------
Net investment gains (losses), net
   of income taxes                         1,439            268         327      (3)             5           (3)              845
   Adjustments related to universal
      life and investment-type product
      policy fees                              0              0           0       0              0            0                 0
   Adjustments related to
      policyholder benefits and
      dividends                              (86)           (37)        (33)      0            (16)           0                 0
   Adjustments related to other
      expenses                                (9)             0         (21)      0              0           12                 0
   Adjustments related to tax
      benefit (provision)                     32             13          19       0              6           (6)                0
                                         -------         ------      ------   -----          -----       ------            ------
Adjustments related to net
   investment gains (losses), net
   of income taxes (2)                       (63)           (24)        (35)      0            (10)           6                 0
Discontinued operations, net of
   income taxes                               (1)             0           0       0             (1)           0                 0
                                         -------         ------      ------   -----          -----       ------            ------
Net income available to common
   shareholders                            2,245            590         582      98             45            7               923
Preferred stock dividends                      0              0           0       0              0            0                 0
                                         -------         ------      ------   -----          -----       ------            ------
Net income                               $ 2,245         $  590      $  582   $  98          $  45       $    7            $  923
                                         =======         ======      ======   =====          =====       ======            ======

(1) Certain prior period amounts have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS FOR THE SIX MONTHS ENDED JUNE 30, 2006

                                                                               Auto                               Corporate, Other
Unaudited (Dollars in millions)      Consolidated  Institutional  Individual  & Home  International  Reinsurance   & Eliminations
                                     ------------  -------------  ----------  ------  -------------  -----------  ----------------
REVENUES
Premiums                               $12,856          $ 5,825      $2,184   $1,450        $1,307       $2,071             $  19
Universal life and investment-type
   product policy fees                   2,372              402       1,592        0           378            0                 0
Investment income, net                   8,555            3,611       3,450       87           473          330               604
Other revenues                             663              339         260       15             8           28                13
                                       -------          -------      ------   ------        ------       ------             -----
                                        24,446           10,177       7,486    1,552         2,166        2,429               636
                                       -------          -------      ------   ------        ------       ------             -----
EXPENSES
Policyholder benefits and dividends     13,774            6,558       3,500      885         1,127        1,684                20
Interest credited to policyholder
   account balances                      2,489            1,211         994        0           173          111                 0
Capitalization of deferred policy
   acquisition costs                    (1,773)            (143)       (785)    (224)         (296)        (325)                0
Amortization of deferred policy
   acquisition costs                     1,255               78         591      226           160          199                 1
Other expenses                           5,731            1,157       2,024      410           809          679               652
                                       -------          -------      ------   ------        ------       ------             -----
                                        21,476            8,861       6,324    1,297         1,973        2,348               673
                                       -------          -------      ------   ------        ------       ------             -----
Operating earnings before provision
   (benefit) for income taxes            2,970            1,316       1,162      255           193           81               (37)
Provision (benefit) for income
   taxes                                   897              447         401       63            56           28               (98)
                                       -------          -------      ------   ------        ------       ------             -----
Operating earnings                       2,073              869         761      192           137           53                61
Preferred stock dividends                   66                0           0        0             0            0                66
                                       -------          -------      ------   ------        ------       ------             -----
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                 $ 2,007          $   869      $  761   $  192        $  137       $   53               ($5)
                                       =======          =======      ======   ======        ======       ======             =====
NET INCOME RECONCILIATION
Operating earnings available to
   common shareholders                 $ 2,007          $   869      $  761   $  192        $  137       $   53               ($5)
   Net investment gains (losses)        (1,441)            (779)       (572)      (3)           33           (7)             (113)
   Minority interest - net
      investment gains (losses)              2                0           0        0             0            2                 0
   Net investment gains (losses)
      tax benefit (provision)              509              277         203        1           (11)           2                37
                                       -------          -------      ------   ------        ------       ------             -----
Net investment gains (losses), net
   of income taxes                        (930)            (502)       (369)      (2)           22           (3)              (76)
   Adjustments related to universal
      life and investment-type
      product policy fees                  (12)               0         (12)       0             0            0                 0
   Adjustments related to
      policyholder benefits and
      dividends                            192               86          35        0            71            0                 0
   Adjustments related to other
      expenses                             168                0         163        0             0            5                 0
   Adjustments related to tax
      benefit (provision)                 (124)             (31)        (66)       0           (25)          (2)                0
                                       -------          -------      ------   ------        ------       ------             -----
Adjustments related to net
   investment gains (losses), net
   of income taxes (1)                     224               55         120        0            46            3                 0
Discontinued operations, net of
   income taxes                             30                0           0        0             0            0                30
                                       -------          -------      ------   ------        ------       ------             -----
Net income available to common
   shareholders                          1,331              422         512      190           205           53               (51)
Preferred stock dividends                   66                0           0        0             0            0                66
                                       -------          -------      ------   ------        ------       ------             -----
Net income                             $ 1,397          $   422      $  512   $  190        $  205       $   53             $  15
                                       =======          =======      ======   ======        ======       ======             =====

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON
SHAREHOLDERS(1)
FOR THE SIX MONTHS ENDED JUNE 30, 2005

                                                                                                                        Corporate,
                                                                                                                          Other
Unaudited (Dollars in millions)    Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance  & Eliminations
                                   ------------  -------------  ----------  -----------  -------------  -----------  --------------
REVENUES

Premiums                              $ 12,000        $ 5,678     $ 2,085      $ 1,466        $   936      $ 1,831         $     4
Universal life and
   investment-type
   product policy fees                   1,604            378         980            0            244            2               0
Investment income, net                   6,787          2,612       3,109           89            344          287             346
Other revenues                             600            324         217           17              2           32               8
                                      --------        -------     -------      -------        -------      -------         -------
                                        20,991          8,992       6,391        1,572          1,526        2,152             358
                                      --------        -------     -------      -------        -------      -------         -------

EXPENSES
Policyholder benefits and
   dividends                            13,000          6,305       3,367          926            878        1,567             (43)
Interest credited to policyholder
   account balances                      1,615            627         787            0            102           99               0
Capitalization of deferred policy
   acquisition costs                    (1,625)          (132)       (533)        (222)          (263)        (475)              0
Amortization of deferred policy
   acquisition costs                     1,084             74         351          226            112          317               4
Other expenses                           4,482          1,105       1,504          399            518          603             353
                                      --------        -------     -------      -------        -------      -------         -------
                                        18,556          7,979       5,476        1,329          1,347        2,111             314
                                      --------        -------     -------      -------        -------      -------         -------
Operating earnings before
   provision (benefit)
   for income taxes                      2,435          1,013         915          243            179           41              44
Provision (benefit) for
   income taxes                            743            343         305           66             60           12             (43)
Operating earnings                       1,692            670         610          177            119           29              87
Preferred stock dividends                    0              0           0            0              0            0               0
OPERATING EARNINGS AVAILABLE TO
    COMMON SHAREHOLDERS               $  1,692        $   670     $   610      $   177        $   119      $    29         $    87
                                      ========        =======     =======      =======        =======      =======         =======

NET INCOME RECONCILIATION

Operating earnings available to
   common shareholders                $  1,692        $   670     $   610      $   177        $   119      $    29         $    87
   Net investment gains (losses)         2,204            420         560           (4)             7           21           1,200
   Minority interest - net
      investment  gains (losses)           (11)             0          (4)           0              0           (7)              0
   Net investment gains (losses)
       tax benefit (provision)            (775)          (150)       (197)           1             (2)          (2)           (425)
                                      --------        -------     -------      -------        -------      -------         -------
Net investment gains (losses),
   net of income taxes                   1,418            270         359           (3)             5           12             775
   Adjustments related to
      universal life and
      investment-type product
      policy fees                            0              0           0            0              0            0               0
   Adjustments related to
      policyholder benefits
      and dividends                        (16)            (2)        (12)           0             (2)           0               0
   Adjustments related to other
      expenses                             (24)             0         (19)           0              0           (5)              0
   Adjustments related to tax
      benefit (provision)                   13              1          11            0              1            0               0
                                      --------        -------     -------      -------        -------      -------         -------
Adjustments related to net
   investment gains (losses),
   net of income taxes(2)                  (27)            (1)        (20)           0             (1)          (5)              0
Discontinued operations, net of
   income taxes                            149              0           0            0             (2)           0             151
                                      --------        -------     -------      -------        -------      -------         -------
Net income available to common
   shareholders                          3,232            939         949          174            121           36           1,013
Preferred stock dividends                    0              0           0            0              0            0               0
                                      --------        -------     -------      -------        -------      -------         -------
Net income                            $  3,232        $   939     $   949      $   174        $   121      $    36         $ 1,013
                                      ========        =======     =======      =======        =======      =======         =======

(1) Certain prior period amounts have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                               (METLIFE(R) LOGO)

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

                                                 For the Three Months Ended
                                 ----------------------------------------------------------
                                 June 30,  September 30,  December 31,  March 31,  June 30,
Unaudited (Dollars in millions)    2005         2005          2005         2006      2006
                                 --------  -------------  ------------  ---------  --------
INSTITUTIONAL OPERATIONS          $346           $386            $389      $  416     $453
INDIVIDUAL OPERATIONS              290            330             312         408      353
AUTO & HOME OPERATIONS             101            (26)             81          93       99
INTERNATIONAL OPERATIONS            51             66              48          75       62
REINSURANCE OPERATIONS               4             26              31          24       29
CORPORATE, OTHER & ELIMINATIONS     78             (2)            (62)          9      (14)
                                  ----           ----            ----      ------     ----
CONSOLIDATED                      $870(2)        $780(3)         $799      $1,025     $982
                                  ====           ====            ====      ======     ====

(1) A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 11; (ii) Individual Operations, page 19;
     (iii) Auto & Home Operations, page 29; (iv) International Operations, page 34; (v) Reinsurance Operations, page 35; and Corporate, Other & Eliminations, page 37. A reconciliation of operating earnings available to common shareholders to net income for MetLife, Inc., Consolidated, appears on page 4.

(2) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the Company's demutualization in 2000, and an $8 million charge, net of income taxes, associated with an establishment of a liability associated with the Argentine pension business.

(3) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                               (METLIFE(R) LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                         For the Year-to-Date
                                                             For the Three Months Ended                     Period Ended
                                             ----------------------------------------------------------  --------------------
                                             June 30,  September 30,  December 31,  March 31,  June 30,   June 30,  June 30,
Institutional Operations                       2005        2005           2005        2006       2006       2005      2006
                                             --------  -------------  ------------  ---------  --------   --------  --------
REVENUES
Premiums                                      $2,834         $3,066        $2,643     $2,989    $2,836    $5,678   $ 5,825
Universal life and investment-type product
   policy fees                                   185            197           197        201       201       378       402
Investment income, net                         1,364          1,707         1,732      1,787     1,824     2,612     3,611
Other revenues                                   163            163           166        170       169       324       339
                                              ------         ------        ------     ------    ------    ------   -------
                                               4,546          5,133         4,738      5,147     5,030     8,992    10,177
                                              ------         ------        ------     ------    ------    ------   -------
EXPENSES
Policyholder benefits and dividends            3,159          3,455         3,025      3,389     3,169     6,305     6,558
Interest credited to policyholder account
   balances                                      326            508           530        594       617       627     1,211
Other expenses                                   537            587           595        533       559     1,047     1,092
                                              ------         ------        ------     ------    ------    ------   -------
                                               4,022          4,550         4,150      4,516     4,345     7,979     8,861
                                              ------         ------        ------     ------    ------    ------   -------
Operating earnings before provision
   (benefit) for income taxes                    524            583           588        631       685     1,013     1,316
Provision (benefit) for income taxes             178            197           199        215       232       343       447
                                              ------         ------        ------     ------    ------    ------   -------
OPERATING EARNINGS AVAILABLE TO COMMON
   SHAREHOLDERS                               $  346         $  386        $  389     $  416    $  453    $  670   $   869
                                              ======         ======        ======     ======    ======    ======   =======
NET INCOME RECONCILIATION
Operating earnings available to common
   shareholders                               $  346         $  386        $  389     $  416    $  453    $  670   $   869
   Net investment gains (losses)                 415            (97)         (156)      (339)     (440)      420      (779)
   Minority interest - net investment gains
      (losses)                                     0              0             0          0         0         0         0
   Net investment gains (losses) tax
      benefit (provision)                       (147)            36            59        120       157      (150)      277
                                              ------         ------        ------     ------    ------    ------   -------
Net investment gains (losses), net of
      income taxes                               268            (61)          (97)      (219)     (283)      270      (502)
   Adjustments related to universal life
      and investment-type product policy
      fees                                         0              0             0          0         0         0         0
   Adjustments related to policyholder
      benefits and dividends                     (37)            28           (18)        25        61        (2)       86
   Adjustments related to other expenses           0              0             0          0         0         0         0
   Adjustments related to tax benefit
      (provision)                                 13            (10)            6         (9)      (22)        1       (31)
                                              ------         ------        ------     ------    ------    ------   -------
Adjustments related to net investment gains
      (losses), net of income taxes(1)           (24)            18           (12)        16        39        (1)       55
Discontinued operations, net of income
      taxes                                        0              0             0          0         0         0         0
                                              ------         ------        ------     ------    ------    ------   -------
Net income available to common shareholders      590            343           280        213       209       939       422
Preferred stock dividends                          0              0             0          0         0         0         0
                                              ------         ------        ------     ------    ------    ------   -------
Net income                                    $  590         $  343        $  280     $  213    $  209    $  939   $   422
                                              ======         ======        ======     ======    ======    ======   =======

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

                                                               (METLIFE(R) LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS -
PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                         For the Year-to-Date
                                                             For the Three Months Ended                     Period Ended
                                             ----------------------------------------------------------  --------------------
                                             June 30,  September 30,  December 31,  March 31,  June 30,    June 30,  June 30,
Group Life                                     2005        2005           2005        2006       2006        2005      2006
                                             --------  -------------  ------------  ---------  --------    --------  --------
REVENUES
Premiums                                      $1,435          $1,485       $1,359     $1,551    $1,474      $2,799    $3,025
Universal life and investment-type product
   policy fees                                   180             192          194        195       197         367       392
Investment income, net                           281             296          296        303       309         552       612
Other revenues                                    14              11           10         15        13          27        28
                                              ------          ------       ------     ------    ------      ------    ------
                                               1,910           1,984        1,859      2,064     1,993       3,745     4,057
                                              ------          ------       ------     ------    ------      ------    ------
EXPENSES
Policyholder benefits and dividends            1,519           1,542        1,398      1,636     1,484       2,963     3,120
Interest credited to policyholder account
   balances                                      105             119          125        134       143         204       277
Other expenses                                   159             168          157        155       157         305       312
                                              ------          ------       ------     ------    ------      ------    ------
                                               1,783           1,829        1,680      1,925     1,784       3,472     3,709
                                              ------          ------       ------     ------    ------      ------    ------
Operating earnings before provision
   (benefit) for income taxes                    127             155          179        139       209         273       348
Provision (benefit) for income taxes              44              53           61         48        70          93       118
                                              ------          ------       ------     ------    ------      ------    ------
OPERATING EARNINGS AVAILABLE TO COMMON
   SHAREHOLDERS                               $   83          $  102       $  118     $   91    $  139      $  180    $  230
                                              ======          ======       ======     ======    ======      ======    ======
Net investment gains (losses), net of
   income taxes                                   (1)              7          (38)        (2)      (47)        (10)      (49)
Adjustments related to net investment gains
   (losses), net of income taxes                   0               4            1          1         3           0         4
Discontinued operations, net of income
   taxes                                           0               0            0          0         0           0         0
                                              ------          ------       ------     ------    ------      ------    ------
Net income available to common shareholders       82             113           81         90        95         170       185
Preferred stock dividends                          0               0            0          0         0           0         0
                                              ------          ------       ------     ------    ------      ------    ------
Net income                                    $   82          $  113       $   81     $   90    $   95      $  170    $  185
                                              ======          ======       ======     ======    ======      ======    ======


                                                               (METLIFE(R) LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS -
PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                              For the
                                                                                                            Year-to-Date
                                                         For the Three Months Ended                         Period Ended
                                       --------------------------------------------------------------   -------------------
                                       June 30,   September 30,   December 31,   March 31,   June 30,   June 30,   June 30,
Retirement & Savings                     2005          2005           2005          2006       2006       2005       2006
                                       --------   -------------   ------------   ---------   --------   --------   --------
REVENUES
Premiums                                $  384          $  557         $  234      $  334     $  254      $  880    $  588
Universal life and investment-type
   product policy fees                       5               5              3           6          4          11        10
Investment income, net                     926           1,255          1,273       1,325      1,361       1,772     2,686
Other revenues                              59              63             67          62         64         118       126
                                        ------          ------         ------      ------     ------      ------    ------
                                         1,374           1,880          1,577       1,727      1,683       2,781     3,410
                                        ------          ------         ------      ------     ------      ------    ------
EXPENSES
Policyholder benefits and dividends        751           1,041            743         774        755       1,615     1,529
Interest credited to policyholder
   account balances                        221             389            405         460        474         423       934
Other expenses                              87             126            113          98        119         180       217
                                        ------          ------         ------      ------     ------      ------    ------
                                         1,059           1,556          1,261       1,332      1,348       2,218     2,680
                                        ------          ------         ------      ------     ------      ------    ------
Operating earnings before provision
   (benefit) for income taxes              315             324            316         395        335         563       730
Provision (benefit) for income taxes       106             108            106         134        114         189       248
                                        ------          ------         ------      ------     ------      ------    ------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                  $  209          $  216         $  210      $  261     $  221      $  374    $  482
                                        ======          ======         ======      ======     ======      ======    ======
Net investment gains (losses), net
   of income taxes                         231             (45)           (61)       (168)      (187)        243      (355)
Adjustments related to net
   investment gains (losses), net of
   income taxes                            (10)              7             (2)         (7)        10           1         3
Discontinued operations, net of
   income taxes                              0               0              0           0          0           0         0
                                        ------          ------         ------      ------     ------      ------    ------
Net income available to common
   shareholders                            430             178            147          86         44         618       130
Preferred stock dividends                    0               0              0           0          0           0         0
                                        ------          ------         ------      ------     ------      ------    ------
Net income                              $  430          $  178         $  147      $   86     $   44      $  618    $  130
                                        ======          ======         ======      ======     ======      ======    ======

                                                               (METLIFE(R) LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS -
PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                              For the
                                                                                                            Year-to-Date
                                                         For the Three Months Ended                         Period Ended
                                       --------------------------------------------------------------   -------------------
                                       June 30,   September 30,   December 31,   March 31,   June 30,   June 30,   June 30,
Non-Medical Health & Other               2005          2005           2005          2006       2006       2005       2006
                                       --------   -------------   ------------   ---------   --------   --------   --------
REVENUES
Premiums                                $1,015          $1,024         $1,050      $1,104     $1,108     $1,999     $2,212
Universal life and investment-type
   product policy fees                       0               0              0           0          0          0          0
Investment income, net                     157             156            163         159        154        288        313
Other revenues                              90              89             89          93         92        179        185
                                        ------          ------         ------      ------     ------     ------     ------
                                         1,262           1,269          1,302       1,356      1,354      2,466      2,710
                                        ------          ------         ------      ------     ------     ------     ------
EXPENSES
Policyholder benefits and dividends        889             872            884         979        930      1,727      1,909
Interest credited to policyholder
   account balances                          0               0              0           0          0          0          0
Other expenses                             291             293            325         280        283        562        563
                                        ------          ------         ------      ------     ------     ------     ------
                                         1,180           1,165          1,209       1,259      1,213      2,289      2,472
                                        ------          ------         ------      ------     ------     ------     ------
Operating earnings before provision
   (benefit) for income taxes               82             104             93          97        141        177        238
Provision (benefit) for income taxes        28              36             32          33         48         61         81
                                        ------          ------         ------      ------     ------     ------     ------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                  $   54          $   68         $   61      $   64     $   93     $  116     $  157
                                        ======          ======         ======      ======     ======     ======     ======
Net investment gains (losses), net
   of income taxes                          38             (23)             2         (49)       (49)        37        (98)
Adjustments related to net
   investment gains (losses), net of
   income taxes                            (14)              7            (11)         22         26         (2)        48
Discontinued operations, net of
   income taxes                              0               0              0           0          0          0          0
                                        ------          ------         ------      ------     ------     ------     ------
Net income available to common
   shareholders                             78              52             52          37         70        151        107
Preferred stock dividends                    0               0              0           0          0          0          0
                                        ------          ------         ------      ------     ------     ------     ------
Net income                              $   78          $   52         $   52      $   37     $   70     $  151     $  107
                                        ======          ======         ======      ======     ======     ======     ======

                                                               (METLIFE(R) LOGO)

INSTITUTIONAL OPERATIONS
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
AND ADDITIONAL STATISTICAL INFORMATION

                                                                 For the Three Months Ended
                                               --------------------------------------------------------------
                                               June 30,   September 30,   December 31,   March 31,   June 30,
Unaudited (Dollars in millions)                  2005          2005           2005          2006       2006
                                               --------   -------------   ------------   ---------   --------
PREMIUMS, FEES AND OTHER REVENUES BY
   PRODUCT (1)
Group Life                                      $1,629          $1,688         $1,563      $1,761     $1,684
Retirement & Savings                               448             625            304         402        322
Non-Medical Health & Other                       1,105           1,113          1,139       1,197      1,200
                                                ------          ------         ------      ------     ------
Total Premiums, Fees and Other Revenues         $3,182          $3,426         $3,006      $3,360     $3,206
                                                ======          ======         ======      ======     ======
Group Disability (Included in Non-Medical
   Health & Other)                              $  331          $  325         $  335      $  347     $  342
ADDITIONAL STATISTICAL INFORMATION
INCURRED LOSS RATIO (MORTALITY EXPERIENCE):
   Term Life                                      94.7%           91.5%          89.3%       94.2%      88.1%
INCURRED LOSS RATIO (MORBIDITY EXPERIENCE):
   Group Disability                               83.5%           95.0%          91.1%       90.7%      90.2%
NUMBER OF SALES REPRESENTATIVES                    778             787            761         745        700

(1) With respect to premiums, fees and other revenues, certain experience rating refunds and changes to premium stabilization reserves are included in premiums and fees. The following table excludes these amounts:

Group Life                                       $1,633          $1,699         $1,655      $1,694     $1,669
Retirement & Savings                                448             625            304         402        322
Non-Medical Health & Other                        1,104           1,116          1,146       1,197      1,207
                                                 ------          ------         ------      ------     ------
Total Premiums, Fees and Other Revenues          $3,185          $3,440         $3,105      $3,293     $3,198
                                                 ------          ------         ------      ------     ------

                                                               (METLIFE(R) LOGO)

INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

                                                                 For the Three Months Ended
                                               --------------------------------------------------------------
                                               June 30,   September 30,   December 31,   March 31,   June 30,
Group Life                                       2005          2005           2005          2006       2006
                                               --------   -------------   ------------   ---------   --------
Balance, beginning of period                   $15,354       $15,449          $16,290     $16,400    $16,951
Premiums and deposits                            2,921         2,921            2,681       3,372      2,824
Interest on reserves                               144           159              166         176        187
Surrenders and withdrawals                      (1,324)       (1,263)          (1,180)     (1,196)    (1,581)
Benefits and reserves                           (1,519)       (1,295)          (1,397)     (1,623)    (1,489)
Other                                             (127)          319(1)          (160)       (178)      (206)
                                               -------       -------          -------     -------    -------
Balance, end of period                         $15,449       $16,290          $16,400     $16,951    $16,686
                                               =======       =======          =======     =======    =======

                                                                 For the Three Months Ended
                                               --------------------------------------------------------------
                                               June 30,   September 30,   December 31,   March 31,   June 30,
Retirement & Savings                             2005          2005           2005          2006       2006
                                               --------   -------------   ------------   ---------   --------
Balance, beginning of period                   $49,233       $51,020          $77,933     $78,405    $78,252
Premiums and deposits                            2,122         2,751            3,282       3,819      3,028
Interest on reserves                               650           933              937         986      1,022
Surrenders and withdrawals                      (1,786)       (2,604)          (2,378)     (2,851)    (2,301)
Benefits and reserves                             (508)         (671)            (655)       (679)      (673)
Other                                            1,309        26,504(1)          (714)     (1,428)        78
                                               -------       -------          -------     -------    -------
Balance, end of period                         $51,020       $77,933          $78,405     $78,252    $79,406
                                               =======       =======          =======     =======    =======

                                                                 For the Three Months Ended
                                               --------------------------------------------------------------
                                               June 30,   September 30,   December 31,   March 31,   June 30,
Non-Medical Health & Other                       2005          2005           2005          2006       2006
                                               --------   -------------   ------------   ---------   --------
Balance, beginning of period                    $7,721        $7,968           $8,321      $8,556     $8,849
Premiums and deposits                              978           996            1,023       1,066      1,059
Interest on reserves                                66            74               76          78         81
Surrenders and withdrawals                          23            21               20          20         28
Benefits and reserves                             (880)         (917)            (915)       (991)      (950)
Other                                               60           179(1)            31         120        (53)
                                                ------        ------           ------      ------     ------
Balance, end of period                          $7,968        $8,321           $8,556      $8,849     $9,014
                                                ======        ======           ======      ======     ======

SEPARATE ACCOUNT LIABILITIES

                                                                 For the Three Months Ended
                                               --------------------------------------------------------------
                                               June 30,   September 30,   December 31,   March 31,   June 30,
Group Life                                       2005          2005           2005          2006       2006
                                               --------   -------------   ------------   ---------   --------
Balance, beginning of period                    $7,976        $8,050          $ 9,931     $10,539    $10,949
Premiums and deposits                              120           232              706         189        603
Investment performance                              40           219               29         329       (161)
Surrenders and withdrawals                         (86)         (108)            (121)       (101)       (86)
Policy charges                                       0            (7)              (7)         (7)        (7)
Other                                                0         1,545(1)             1           0         (4)
                                                ------        ------          -------     -------    -------
Balance, end of period                          $8,050        $9,931          $10,539     $10,949    $11,294
                                                ======        ======          =======     =======    =======

                                                                 For the Three Months Ended
                                               --------------------------------------------------------------
                                               June 30,   September 30,   December 31,   March 31,   June 30,
Retirement & Savings                             2005          2005           2005          2006       2006
                                               --------   -------------   ------------   ---------   --------
Balance, beginning of period                   $30,654       $32,105          $34,508     $34,374    $33,653
Premiums and deposits                              965         1,108            1,204       1,345      1,127
Investment performance                           1,890           538              527         550        279
Surrenders and withdrawals                      (1,351)       (2,029)          (1,775)     (2,592)    (1,377)
Policy charges                                     (26)          (23)             (30)        (25)       (26)
Other                                              (27)        2,809(1)           (60)          1          1
                                               -------       -------          -------     -------    -------
Balance, end of period                         $32,105       $34,508          $34,374     $33,653    $33,657
                                               =======       =======          =======     =======    =======

                                                                 For the Three Months Ended
                                               --------------------------------------------------------------
                                               June 30,   September 30,   December 31,   March 31,   June 30,
Non-Medical Health & Other                       2005          2005           2005          2006       2006
                                               --------   -------------   ------------   ---------   --------
Balance, beginning of period                     $ 243            $276           $298       $ 326       $360
Premiums and deposits                               85              81             78          90         91
Investment performance                             191              66            (34)         90        (48)
Surrenders and withdrawals                         (23)            (21)           (19)        (20)       (28)
Policy charges                                     (18)            (18)           (15)        (14)       (20)
Other                                             (202)            (86)            18        (112)        22
                                                 -----            ----           ----       -----       ----
Balance, end of period                           $ 276            $298           $326       $ 360       $377
                                                 =====            ====           ====       =====       ====

(1) Includes the beginning balances of Travelers of $771 million, $27,661 million and $347 million for Group Life, Retirement & Savings and Non-Medical Health & Other, respectively, in Future Policy Benefits and Policyholder Account Balances and $1,545 million and $2,428 million for Group Life and Retirement & Savings, respectively, in Separate Account Liabilities.

                                                               (METLIFE(R) LOGO)

INSTITUTIONAL OPERATIONS
OTHER EXPENSES BY MAJOR CATEGORY

                                                             For the Three Months Ended
                                             ----------------------------------------------------------
                                             June 30,  September 30,  December 31,  March 31,  June 30,
Unaudited (Dollars in millions)                2005        2005           2005         2006      2006
                                             --------  -------------  ------------  ---------  --------
OTHER EXPENSES BY MAJOR CATEGORY
Direct and allocated expenses                    $396           $417          $431       $361      $413
Pension and other post-retirement benefit
    costs                                          18             19            19         21        20
Premium taxes and other taxes, licenses
    and fees                                       41             46            53         50        38
                                                 ----           ----          ----       ----      ----
Sub-total Insurance Expenses                      455            482           503        432       471
Commissions and other expenses                     82            105            92        101        88
                                                 ----           ----          ----       ----      ----
Total Other Expenses                             $537           $587          $595       $533      $559
                                                 ====           ====          ====       ====      ====

                                                               (METLIFE(R) LOGO)

INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                             For the Three Months Ended
                                             ----------------------------------------------------------
                                             June 30,  September 30,  December 31,  March 31,  June 30,
Group Life                                     2005        2005           2005        2006       2006
                                             --------  -------------  ------------  ---------  --------
ANNUALIZED GENERAL ACCOUNT SPREADS BY
   SEGMENT (%)
Investment income yield                         5.86%          5.89%         5.98%      6.07%     6.11%
Average crediting rate                          3.78%          3.92%         4.07%      4.40%     4.56%
                                                ----           ----          ----       ----      ----
   Spread                                       2.08%          1.97%         1.91%      1.67%     1.55%
                                                ====           ====          ====       ====      ====

                                                             For the Three Months Ended
                                             ----------------------------------------------------------
                                             June 30,  September 30,  December 31,  March 31,  June 30,
Retirement & Savings                           2005        2005           2005        2006       2006
                                             --------  -------------  ------------  ---------  --------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY SEGMENT (%)
Investment income yield                         7.66%          6.57%         6.59%      6.74%     6.83%
Average crediting rate                          5.51%          4.97%         5.11%      5.31%     5.33%
                                                ----           ----          ----       ----      ----
   Spread                                       2.15%          1.60%         1.48%      1.43%     1.50%
                                                ====           ====          ====       ====      ====

                                                             For the Three Months Ended
                                             ----------------------------------------------------------
                                             June 30,  September 30,  December 31,  March 31,  June 30,
Non-Medical Health & Other                     2005        2005           2005        2006       2006
                                             --------  -------------  ------------  ---------  --------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY SEGMENT (%)
Investment income yield                         9.17%          8.19%         8.25%      7.71%     7.22%
Average crediting rate                          4.94%          4.93%         4.95%      4.99%     5.00%
                                                ----           ----          ----       ----      ----
   Spread                                       4.23%          3.26%         3.30%      2.72%     2.22%
                                                ====           ====          ====       ====      ====

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL (1) UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                                   For the
                                                                                                                 Year-to-Date
                                                                  For the Three Months Ended                     Period Ended
                                                    ------------------------------------------------------    -----------------
                                                    June 30, September 30, December 31, March 31, June 30,    June 30, June 30,
Individual Operations                                 2005        2005         2005        2006     2006        2005     2006
                                                    -------- ------------- ------------ --------- --------    -------- --------
REVENUES
Premiums                                             $1,061        $1,136       $1,264    $1,082   $1,102      $2,085   $2,184
Universal life and investment-type product policy
   fees                                                 501           746          750       793      799         980    1,592
Investment income, net                                1,571         1,751        1,711     1,741    1,709       3,109    3,450
Other revenues                                          105           150          110       125      135         217      260
                                                     ------        ------       ------    ------   ------      ------   ------
                                                      3,238         3,783        3,835     3,741    3,745       6,391    7,486
                                                     ------        ------       ------    ------   ------      ------   ------
EXPENSES
Policyholder benefits and dividends                   1,732         1,769        1,940     1,745    1,755       3,367    3,500
Interest credited to policyholder account balances      395           500          488       476      518         787      994
Capitalization of deferred policy acquisition costs    (279)         (384)        (409)     (370)    (415)       (533)    (785)
Amortization of deferred policy acquisition costs       169           310          303       302      289         351      591
Other expenses                                          786         1,094        1,047       964    1,060       1,504    2,024
                                                     ------        ------       ------    ------   ------      ------   ------
                                                      2,803         3,289        3,369     3,117    3,207       5,476    6,324
                                                     ------        ------       ------    ------   ------      ------   ------
Operating earnings before provision (benefit) for
   income taxes                                         435           494          466       624      538         915    1,162
Provision (benefit) for income taxes                    145           164          154       216      185         305      401
                                                     ------        ------       ------    ------   ------      ------   ------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS  $  290        $  330       $  312    $  408   $  353      $  610   $  761
                                                     ======        ======       ======    ======   ======      ======   ======
NET INCOME RECONCILIATION
Operating earnings available to common shareholders  $  290        $  330       $  312    $  408   $  353      $  610   $  761
   Net investment gains (losses)                        501            (6)        (180)     (265)    (307)        560     (572)
   Minority interest - net investment gains
      (losses)                                            0             0            0         0        0          (4)       0
   Net investment gains (losses) tax benefit
      (provision)                                      (174)            0           65        95      108        (197)     203
                                                     ------        ------       ------    ------   ------      ------   ------
Net investment gains (losses), net of income taxes      327            (6)        (115)     (170)    (199)        359     (369)
   Adjustments related to universal life and
      investment-type product policy fees                 0             0            0        (3)      (9)          0      (12)
   Adjustments related to policyholder benefits and
      dividends                                         (33)          (29)          30        61      (26)        (12)      35
   Adjustments related to other expenses                (21)           11           31        45      118         (19)     163
   Adjustments related to tax benefit (provision)        19             7          (22)      (37)     (29)         11      (66)
                                                     ------        ------       ------    ------   ------      ------   ------
Adjustments related to net investment gains
   (losses), net of income taxes (2)                    (35)          (11)          39        66       54         (20)     120
Discontinued operations, net of income taxes              0             0            0         0        0           0        0
                                                     ------        ------       ------    ------   ------      ------   ------
Net income available to common shareholders             582           313          236       304      208         949      512
Preferred stock dividends                                 0             0            0         0        0           0        0
                                                     ------        ------       ------    ------   ------      ------   ------
Net income                                           $  582        $  313       $  236    $  304   $  208      $  949   $  512
                                                     ======        ======       ======    ======   ======      ======   ======

(1) Certain prior period amounts have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL (1)
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                                   For the
                                                                                                                 Year-to-Date
                                                                  For the Three Months Ended                     Period Ended
                                                    ------------------------------------------------------    -----------------
                                                    June 30, September 30, December 31, March 31, June 30,    June 30, June 30,
Traditional Life                                      2005        2005         2005       2006      2006        2005     2006
                                                    -------- ------------- ------------ --------- --------    -------- --------
REVENUES
Premiums                                             $  988        $1,016       $1,134    $  976   $1,011      $1,949  $1,987
Universal life and investment-type product policy
   fees                                                   0             0            0         0        0           0       0
Investment income, net                                  832           838          815       821      804       1,674   1,625
Other revenues                                            0             1            1         0       (1)          2      (1)
                                                     ------        ------       ------    ------   ------      ------  ------
                                                      1,820         1,855        1,950     1,797    1,814       3,625   3,611
                                                     ------        ------       ------    ------   ------      ------  ------
EXPENSES
Policyholder benefits and dividends                   1,522         1,467        1,648     1,444    1,463       2,968   2,907
Interest credited to policyholder account balances        0             0            0         0        0           0       0
Capitalization of deferred policy acquisition costs     (60)          (47)         (53)      (56)     (52)       (103)   (108)
Amortization of deferred policy acquisition costs        48            58           46        53       45         100      98
Other expenses                                          207           228          222       207      213         390     420
                                                     ------        ------       ------    ------   ------      ------  ------
                                                      1,717         1,706        1,863     1,648    1,669       3,355   3,317
                                                     ------        ------       ------    ------   ------      ------  ------
Operating earnings before provision (benefit) for
   income taxes                                         103           149           87       149      145         270     294
Provision (benefit) for income taxes                     36            50           30        51       48          92      99
                                                     ------        ------       ------    ------   ------      ------  ------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS  $   67        $   99       $   57    $   98   $   97      $  178  $  195
                                                     ======        ======       ======    ======   ======      ======  ======
Net investment gains (losses), net of income taxes      224            31           15       (44)     (48)        269     (92)
Adjustments related to net investment gains
   (losses), net of income taxes                        (22)          (22)          20        40       19          (7)     59
Discontinued operations, net of income taxes              0             0            0         0        0           0       0
                                                     ------        ------       ------    ------   ------      ------  ------
Net income available to common shareholders             269           108           92        94       68         440     162
Preferred stock dividends                                 0             0            0         0        0           0       0
                                                     ------        ------       ------    ------   ------      ------  ------
Net income                                           $  269        $  108       $   92    $   94   $   68      $  440  $  162
                                                     ======        ======       ======    ======   ======      ======  ======

(1) Certain prior period amounts have been reclassified to conform with current period presentation.

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS -
PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                           For the
                                                                                                        Year-to-Date
                                                      For the Three Months Ended                        Period Ended
                                      ----------------------------------------------------------     ------------------
                                      June 30,  September 30,  December 31,  March 31,  June 30,     June 30,  June 30,
Variable & Universal Life               2005         2005          2005         2006      2006         2005      2006
                                      --------  -------------  ------------  ---------  --------     --------  --------
REVENUES
Premiums                                 $  0          $   0         $   0      $   0     $   0        $   0    $    0
Universal life and investment-type
   product policy fees                    277            384           382        395       384          542       779
Investment income, net                    151            196           190        203       197          303       400
Other revenues                             (3)             0            (1)        (3)        0           (3)       (3)
                                         ----          -----         -----      -----     -----        -----    ------
                                          425            580           571        595       581          842     1,176
                                         ----          -----         -----      -----     -----        -----    ------
EXPENSES
Policyholder benefits and dividends        97            120           120        123       162          190       285
Interest credited to policyholder
   account balances                       117            145           146        142       144          231       286
Capitalization of deferred policy
   acquisition costs                      (72)          (133)         (136)      (102)     (110)        (137)     (212)
Amortization of deferred policy
   acquisition costs                       64            105           113        110       104          113       214
Other expenses                            160            266           275        208       214          308       422
                                         ----          -----         -----      -----     -----        -----    ------
                                          366            503           518        481       514          705       995
                                         ----          -----         -----      -----     -----        -----    ------
Operating earnings before provision
   (benefit) for income taxes              59             77            53        114        67          137       181
Provision (benefit) for income taxes       20             26            18         40        24           47        64
                                         ----          -----         -----      -----     -----        -----    ------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                   $ 39          $  51         $  35      $  74     $  43        $  90    $  117
                                         ====          =====         =====      =====     =====        =====    ======
Net investment gains (losses), net
   of income taxes                          9            (12)          (22)       (25)      (36)           1       (61)
Adjustments related to net
   investment gains (losses), net of
   income taxes                            (2)             7            10          9         6           (4)       15
Discontinued operations, net of
   income taxes                             0              0             0          0         0            0         0
                                         ----          -----         -----      -----     -----        -----    ------
Net income available to common
   shareholders                            46             46            23         58        13           87        71
Preferred stock dividends                   0              0             0          0         0            0         0
                                         ----          -----         -----      -----     -----        -----    ------
Net income                               $ 46          $  46         $  23      $  58     $  13        $  87    $   71
                                         ====          =====         =====      =====     =====        =====    ======

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS -
PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                                    For the
                                                                                                                  Year-to-Date
                                                           For the Three Months Ended                             Period Ended
                                      -------------------------------------------------------------------     -------------------
                                      June 30,     September 30,     December 31,     March 31,  June 30,     June 30,   June 30,
Annuities                               2005            2005             2005            2006      2006         2005       2006
                                      --------     -------------     ------------     ---------  --------     --------   --------
REVENUES
Premiums                                $  73            $  118           $  101        $   98    $   85       $  136     $  183
Universal life and investment-type
   product policy fees                    198               318              334           356       367          383        723
Investment income, net                    551               681              665           677       667        1,062      1,344
Other revenues                             13                26               29            29        36           24         65
                                        -----            ------           ------        ------    ------       ------     ------
                                          835             1,143            1,129         1,160     1,155        1,605      2,315
                                        -----            ------           ------        ------    ------       ------     ------
EXPENSES
Policyholder benefits and dividends       113               178              152           173       125          209        298
Interest credited to policyholder
   account balances                       260               338              322           314       351          521        665
Capitalization of deferred policy
   acquisition costs                     (147)             (204)            (220)         (212)     (253)        (292)      (465)
Amortization of deferred policy
   acquisition costs                       57               147              144           139       140          138        279
Other expenses                            292               427              422           400       477          551        877
                                        -----            ------           ------        ------    ------       ------     ------
                                          575               886              820           814       840        1,127      1,654
                                        -----            ------           ------        ------    ------       ------     ------
Operating earnings before provision
   (benefit) for income taxes             260               257              309           346       315          478        661
Provision (benefit) for income taxes       85                84              100           120       109          156        229
                                        -----            ------           ------        ------    ------       ------     ------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                  $ 175            $  173           $  209        $  226    $  206       $  322     $  432
                                        =====            ======           ======        ======    ======       ======     ======
Net investment gains (losses), net
   of income taxes                         94               (29)             (99)         (102)     (105)          95       (207)
Adjustments related to net
   investment gains (losses), net of
   income taxes                           (11)                4                9            17        29           (9)        46
Discontinued operations, net of
   income taxes                             0                 0                0             0         0            0          0
                                        -----            ------           ------        ------    ------       ------     ------
Net income available to common
   shareholders                           258               148              119           141       130          408        271
Preferred stock dividends                   0                 0                0             0         0            0          0
                                        -----            ------           ------        ------    ------       ------     ------
Net income                              $ 258            $  148           $  119        $  141    $  130       $  408     $  271
                                        =====            ======           ======        ======    ======       ======     ======

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS -
PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                                   For the
                                                                                                                 Year-to-Date
                                                                  For the Three Months Ended                     Period Ended
                                                    ------------------------------------------------------    -----------------
                                                    June 30, September 30, December 31, March 31, June 30,    June 30, June 30,
Other                                                 2005       2005          2005        2006     2006        2005     2006
                                                    -------- ------------- ------------ --------- --------    -------- --------
REVENUES
Premiums                                                $  0          $  2        $ 29       $  8    $  6        $  0     $ 14
Universal life and investment-type product
   policy fees                                            26            44          34         42      48          55       90
Investment income, net                                    37            36          41         40      41          70       81
Other revenues                                            95           123          81         99     100         194      199
                                                        ----          ----        ----       ----    ----        ----     ----
                                                         158           205         185        189     195         319      384
                                                        ----          ----        ----       ----    ----        ----     ----
EXPENSES
Policyholder benefits and dividends                        0             4          20          5       5           0       10
Interest credited to policyholder account balances        18            17          20         20      23          35       43
Capitalization of deferred policy acquisition costs        0             0           0          0       0          (1)       0
Amortization of deferred policy acquisition costs          0             0           0          0       0           0        0
Other expenses                                           127           173         128        149     156         255      305
                                                        ----          ----        ----       ----    ----        ----     ----
                                                         145           194         168        174     184         289      358
                                                        ----          ----        ----       ----    ----        ----     ----
Operating earnings before provision (benefit) for
   income taxes                                           13            11          17         15      11          30       26
Provision (benefit) for income taxes                       4             4           6          5       4          10        9
                                                        ----          ----        ----       ----    ----        ----     ----
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS     $  9          $  7        $ 11       $ 10    $  7        $ 20     $ 17
                                                        ====          ====        ====       ====    ====        ====     ====
Net investment gains (losses), net of income taxes         0             4          (9)         1     (10)         (6)      (9)
Adjustments related to net investment gains
   (losses), net of income taxes                           0             0           0          0       0           0        0
Discontinued operations, net of income taxes               0             0           0          0       0           0        0
                                                        ----          ----        ----       ----    ----        ----     ----
Net income available to common shareholders                9            11           2         11      (3)         14        8
Preferred stock dividends                                  0             0           0          0       0           0        0
                                                        ----          ----        ----       ----    ----        ----     ----
Net income                                              $  9          $ 11        $  2       $ 11     ($3)       $ 14     $  8
                                                        ====          ====        ====       ====    ====        ====     ====

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT

                                                                               For the Three Months Ended
                                                               ----------------------------------------------------------
                                                               June 30,  September 30,  December 31,  March 31,  June 30,
Unaudited (Dollars in millions)                                  2005         2005          2005         2006      2006
                                                               --------  -------------  ------------  ---------  --------
PREMIUMS AND DEPOSITS BY PRODUCT (1)
TOTAL (2)
Life First Year Premiums and Deposits
   Traditional Life                                              $   52         $   52        $   54     $   50    $   50
   Variable Life 1st Year excluding Single Premium COLI/BOLI         41             56            63         50        55
   Universal Life 1st Year excluding Single Premium COLI/BOLI       110            245           228        203       177
   Single Premium COLI/BOLI                                          10              4            15          6         6
                                                                 ------         ------        ------     ------    ------
   Total Life First Year Premiums & Deposits (3)                    213            357           360        309       288
Life Renewal Premiums and Deposits
   Traditional Life                                               1,020          1,033         1,227        959     1,049
   Variable & Universal Life                                        416            532           551        600       515
Annuities (4)                                                     2,496          3,624         3,570      3,843     4,229
                                                                 ------         ------        ------     ------    ------
Total Premiums and Deposits                                      $4,145         $5,546        $5,708     $5,711    $6,081
                                                                 ======         ======        ======     ======    ======
PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS
Variable & Universal Life                                        $  246         $  297        $  307     $  283    $  276
Annuities                                                         1,503          2,306         2,479      2,532     2,928
                                                                 ------         ------        ------     ------    ------
Total Separate Accounts                                          $1,749         $2,603        $2,786     $2,815    $3,204
                                                                 ======         ======        ======     ======    ======
ANNUITY DEPOSITS BY TYPE
Fixed Annuity Deposits                                           $  356         $  496        $  464     $  520    $  430
Variable Annuity Deposits                                         2,140          3,128         3,106      3,323     3,799
                                                                 ------         ------        ------     ------    ------
Total Annuity Deposits                                           $2,496         $3,624        $3,570     $3,843    $4,229
                                                                 ======         ======        ======     ======    ======

(1)  Statutory premiums direct and assumed.

(2) Includes premiums and deposits to separate accounts and excludes Company sponsored internal exchanges.

(3) Of the $288 million of First Year Life Premiums and Deposits received during the three months ended June 30, 2006, approximately 44% were distributed through MetLife agents, 15% through New England Financial agents, 38% through MetLife's Independent Distribution channel and 3% through other distribution channels.

(4) Of the $4,229 million of Annuity Deposits received during the three months ended June 30, 2006, approximately 22% were distributed through MetLife agents, 6% through New England Financial agents, 61% through MetLife's Independent Distribution channel and 11% through MetLife Resources representatives.

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION

                                                                 For the Three Months Ended
                                               --------------------------------------------------------------
                                               June 30,   September 30,   December 31,   March 31,   June 30,
Unaudited                                        2005          2005            2005         2006       2006
                                               --------   -------------   ------------   ---------   --------
PERCENTAGE OF PREMIUMS AND DEPOSITS TO
   SEPARATE ACCOUNTS,
   EXCLUDING TRANSFERS FROM GENERAL ACCOUNT:
   Variable & Universal Life                      41.4%           33.4%          33.6%       31.3%      33.8%
   Annuities                                      60.2%           63.6%          69.4%       65.9%      69.2%
MORTALITY AS A PERCENTAGE OF EXPECTED             84.7%           86.4%          84.9%       94.0%      85.1%
LAPSES / SURRENDERS (GENERAL AND SEPARATE
   ACCOUNT) (1)
   Traditional Life                                6.1%            6.1%           6.0%        6.0%       5.9%
   Variable & Universal Life                       6.3%            6.2%           6.1%        6.3%       6.0%
   Variable Annuities                              7.7%            8.4%           8.9%        9.5%      10.0%
   Fixed Annuities                                 5.8%            6.4%           8.0%        8.7%       9.6%
NUMBER OF SALES REPRESENTATIVES
   MetLife Distribution                          5,773           5,774          5,804       5,954      6,002
   New England Financial                         2,255           2,228          2,006       2,068      2,071
   Independent Distribution Wholesalers            124             279            229         220        217
   MetLife Resources                               428             857            794         751        739
   Walnut Street and Tower Square Securities     1,263           1,869          1,676       1,632      1,564
   P&C Specialists                                 617             672            682         658        657
                                                ------          ------         ------      ------     ------
Total Agents                                    10,460          11,679         11,191      11,283     11,250
                                                ======          ======         ======      ======     ======

(1) Lapses/Surrenders rates are calculated for the most recent 12 months of experience.

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

                                                                   For the Three Months Ended
                                               ------------------------------------------------------------------
                                               June 30,   September 30,   December 31,       March 31,   June 30,
Traditional Life                                 2005          2005           2005              2006       2006
                                               --------   -------------   ------------       ---------   --------
Balance, beginning of period                   $49,371      $49,582           $50,562         $50,944    $50,977
Premiums and deposits (1)                        1,066        1,101             1,239           1,061      1,093
Interest on reserves                               503          514               518             511        520
Surrenders and withdrawals                        (437)        (443)             (470)           (504)      (433)
Benefit payments                                  (492)        (498)             (459)           (572)      (498)
Other                                             (429)         306(2)           (446)           (463)      (482)
                                               -------      -------           -------         -------    -------
Balance, end of period                         $49,582      $50,562           $50,944         $50,977    $51,177
                                               =======      =======           =======         =======    =======

                                                                       For the Three Months Ended
                                               --------------------------------------------------------------------------
                                               June 30,   September 30,       December 31,       March 31,       June 30,
Variable & Universal Life                        2005          2005               2005              2006           2006
                                               --------   -------------       ------------       ---------       --------
Balance, beginning of period                   $10,087      $10,154              $14,315          $14,852        $15,042
Premiums and deposits (1) (3)                      320          548                  567              572            482
Interest on reserves                               117          151                  148              142            145
Surrenders and withdrawals                        (160)        (178)                (185)            (168)          (171)
Net transfers from (to) separate account            55           52                   45               49             48
Policy charges                                    (231)        (350)                (351)            (363)          (364)
Benefit payments                                   (30)         (36)                 (34)             (48)           (44)
Other                                               (4)       3,974(2)               347                6            130
                                               -------      -------              -------          -------        -------
Balance, end of period                         $10,154      $14,315              $14,852          $15,042        $15,268
                                               =======      =======              =======          =======        =======

                                                                       For the Three Months Ended
                                               --------------------------------------------------------------------------
                                               June 30,   September 30,       December 31,       March 31,       June 30,
Annuities                                        2005          2005               2005              2006           2006
                                               --------   -------------       ------------       ---------       --------
Balance, beginning of period                   $32,304         $32,421            $46,136         $45,732        $45,293
Premiums and deposits (1) (3)                    1,101           1,410              1,298           1,398          1,456
Interest on reserves                               309             401                398             395            448
Surrenders and withdrawals                        (679)         (1,014)            (1,178)         (1,231)        (1,552)
Net transfers from (to) separate account          (346)           (544)              (625)           (621)          (521)
Policy charges                                      (3)             (2)                (2)             (2)            (2)
Benefit payments                                  (273)           (309)              (297)           (326)          (349)
Other                                                8          13,773                  2             (52)             2
                                               -------         -------            -------         -------        -------
Balance, end of period                         $32,421         $46,136            $45,732         $45,293        $44,775
                                               =======         =======            =======         =======        =======

SEPARATE ACCOUNT LIABILITIES

                                                                 For the Three Months Ended
                                               --------------------------------------------------------------
                                               June 30,   September 30,       December 31,       March 31,       June 30,
Variable & Universal Life                        2005          2005               2005              2006           2006
                                               --------   -------------       ------------       ---------       --------
Balance, beginning of period                    $ 7,747      $7,900                $9,164          $9,307         $9,769
Premiums and deposits (1)                           247         297                   307             283            276
Investment performance                              135         318                   155             492           (134)
Surrenders and withdrawals                         (109)       (137)                 (177)           (158)          (160)
Net transfers from (to) fixed account               (55)        (52)                  (45)            (51)           (48)
Policy charges                                      (65)        (89)                  (96)            (80)          (110)
Other                                                 0         927(2)                 (1)            (24)             0
                                                -------      ------                ------          ------         ------
Balance, end of period                          $ 7,900      $9,164                $9,307          $9,769         $9,593
                                                =======      ======                ======          ======         ======

                                                                       For the Three Months Ended
                                               --------------------------------------------------------------------------
                                               June 30,   September 30,       December 31,       March 31,       June 30,
Annuities                                        2005          2005               2005              2006           2006
                                               --------   -------------       ------------       ---------       --------
Balance, beginning of period                   $38,051      $39,771               $69,146         $71,764        $75,861
Premiums and deposits (1)                        1,503        2,306                 2,479           2,532          2,928
Investment performance                             806        2,701                 1,507           3,255         (1,483)
Surrenders and withdrawals                        (796)      (1,723)               (1,724)         (2,026)        (1,947)
Net transfers from (to) fixed account              346          544                   625             621            521
Policy charges                                    (139)        (266)                 (269)           (280)          (292)
Other                                                0       25,813(2)                  0              (5)            (1)
                                               -------      -------               -------         -------        -------
Balance, end of period                         $39,771      $69,146               $71,764         $75,861        $75,587
                                               =======      =======               =======         =======        =======

(1)  Includes Company-sponsored internal exchanges.

(2) Includes the beginning balances of Travelers of $764 million, $3,952 million and $13,755 million for Traditional Life, Variable & Universal Life and Annuities, respectively, in Future Policy Benefits and Policyholder Account Balances and $928 million and $25,813 million for Variable & Universal Life and Annuities, respectively, in Separate Account Liabilities.

(3) Includes premiums and deposits directed to General Account investment option of a variable life and variable annuity product.

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
INSURANCE EXPENSES AND OTHER
EXPENSES BY MAJOR CATEGORY (1)

                                                                  For the Three Months Ended
                                             --------------------------------------------------------------
                                             June 30,  September 30,  December 31,     March 31,   June 30,
Unaudited (Dollars in millions)                2005        2005           2005            2006       2006
                                             --------  -------------  ------------     ---------   --------
INSURANCE EXPENSES (NET OF CAPITALIZATION
   OF DAC)
Insurance Expenses                             $ 674         $  936        $  941         $ 830     $  914
DAC Capitalization (2)                          (292)          (401)         (426)         (384)      (429)
                                               -----         ------        ------         -----     ------
Net                                            $ 382         $  535        $  515         $ 446     $  485
                                               =====         ======        ======         =====     ======
OTHER EXPENSES BY MAJOR CATEGORY
Commissions                                    $ 206         $  329        $  347         $ 315     $  350
Other deferrable expenses                        113            126           140           120        146
Direct and allocated expenses, not deferred      317            422           410           334        386
Pension and other post-retirement benefit
   costs                                          29             29            30            34          3
Premium taxes and other taxes, licenses and
   fees                                            9             30            14            27         29
                                               -----         ------        ------         -----     ------
      Subtotal Insurance Expenses                674            936           941           830        914
Broker-dealer and other expenses                 132            177           132           155        159
Reinsurance allowances                           (20)           (19)          (26)          (21)       (13)
                                               -----         ------        ------         -----     ------
      Total Other Expenses                     $ 786         $1,094        $1,047         $ 964     $1,060
                                               =====         ======        ======         =====     ======

(1) Certain prior period amounts have been reclassified to conform with current period presentation.

(2) Excludes $13 million, $17 million, $17 million, $14 million and $14 million of DAC capitalization related to reinsurance allowances for the three months ended June 30, 2005, September 30, 2005, December 31, 2005, March 31, 2006 and June 30, 2006, respectively.

                                                               (METLIFE(R) LOGO)

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                For the Three Months Ended
                             ---------------------------------------------------------------
                             June 30,   September 30,    December 31,   March 31,   June 30,
VARIABLE & UNIVERSAL LIFE      2005         2005             2005          2006       2006
                             --------   -------------    ------------   ---------   --------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY PRODUCT (%)
Investment income yield         6.85%           6.91%           6.63%       6.69%      6.41%
Average crediting rate          4.92%           4.65%           4.67%       4.56%      4.54%
                                ----            ----            ----        ----       ----
   Spread                       1.93%           2.26%           1.96%       2.13%      1.87%
                                ====            ====            ====        ====       ====

                                               For the Three Months Ended
                             ---------------------------------------------------------------
                             June 30,   September 30,   December 31,   March 31,    June 30,
ANNUITIES                      2005         2005            2005          2006        2006
                             --------   -------------   ------------   ---------    --------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY PRODUCT (%)
Investment income yield         6.62%           6.41%          6.32%       6.28%       6.28%
Average crediting rate          3.44%           3.64%          3.64%       3.65%       3.66%
                                ----            ----           ----        ----        ----
   Spread                       3.18%           2.77%          2.68%       2.63%       2.62%
                                ====            ====           ====        ====        ====

                                                               (METLIFE(R) LOGO)

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                               For the
                                                                                                             Year-to-Date
                                                         For the Three Months Ended                          Period Ended
                                       --------------------------------------------------------------    -------------------
                                       June 30,   September 30,   December 31,   March 31,   June 30,    June 30,   June 30,
Auto & Home Operations                   2005          2005           2005          2006       2006        2005       2006
                                       --------   -------------   ------------   ---------   --------    --------   --------
REVENUES
Earned premiums                           $738           $ 716           $729        $724       $726      $1,466     $1,450
Investment income, net                      46              46             46          45         42          89         87
Other revenues                               8               8              8           7          8          17         15
                                          ----            ----           ----        ----       ----      ------     ------
                                           792             770            783         776        776       1,572      1,552
                                          ----            ----           ----        ----       ----      ------     ------
EXPENSES
Losses and loss adjustment expense         448             615            454         451        432         925        883
Other expenses                             204             209            218         203        211         404        414
                                          ----            ----           ----        ----       ----      ------     ------
                                           652             824            672         654        643       1,329      1,297
                                          ----            ----           ----        ----       ----      ------     ------
Operating earnings before provision
   (benefit) for income taxes              140             (54)           111         122        133         243        255
Provision (benefit) for income taxes        39             (28)            30          29         34          66         63
                                          ----            ----           ----        ----       ----      ------     ------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                    $101            ($26)          $ 81        $ 93       $ 99      $  177     $  192
                                          ====            ====           ====        ====       ====      ======     ======
NET INCOME RECONCILIATION
Operating earnings available to
   common shareholders                    $101            ($26)          $ 81        $ 93       $ 99      $  177     $  192
      Net investment gains (losses)         (4)             (5)            (3)          1         (4)         (4)        (3)
      Minority interest - net
         investment gains (losses)           0               0              0           0          0           0          0
      Net investment gains (losses)
         tax benefit (provision)             1               2              1          (3)         4           1          1
                                          ----            ----           ----        ----       ----      ------     ------
Net investment gains (losses), net
   of income taxes                          (3)             (3)            (2)         (2)         0          (3)        (2)
      Adjustments related to
         universal life and
         investment-type product
         policy fees                         0               0              0           0          0           0          0
      Adjustments related to
         policyholder benefits and
         dividends                           0               0              0           0          0           0          0
      Adjustments related to other
         expenses                            0               0              0           0          0           0          0
      Adjustments related to tax
         benefit (provision)                 0               0              0           0          0           0          0
                                          ----            ----           ----        ----       ----      ------     ------
Adjustments related to net
   investment gains (losses), net of
   income taxes                              0               0              0           0          0           0          0
Discontinued operations, net of
   income taxes                              0               0              0           0          0           0          0
                                          ----            ----           ----        ----       ----      ------     ------
Net income available to common
   shareholders                             98             (29)            79          91         99         174        190
Preferred stock dividends                    0               0              0           0          0           0          0
                                          ----            ----           ----        ----       ----      ------     ------
Net income                                $ 98            ($29)          $ 79        $ 91       $ 99      $  174     $  190
                                          ====            ====           ====        ====       ====      ======     ======

                                                               (METLIFE(R) LOGO)

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS -
PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                                  For the
                                                                                                                Year-to-Date
                                                         For the Three Months Ended                             Period Ended
                                       --------------------------------------------------------------       -------------------
                                       June 30,   September 30,   December 31,   March 31,   June 30,       June 30,   June 30,
Auto                                     2005          2005           2005          2006       2006           2005       2006
                                       --------   -------------   ------------   ---------   --------       --------   --------
REVENUES
Earned premiums                           $533            $534           $525        $517        $516        $1,064    $ 1,033
Investment income, net                      35              34             37          34          32            67         66
Other revenues                               6               6              5           6           7            12         13
                                          ----            ----           ----        ----        ----        ------    -------
                                           574             574            567         557         555         1,143      1,112
                                          ----            ----           ----        ----        ----        ------    -------
EXPENSES
Losses and loss adjustment expense         342             339            355         334         321           720        655
Other expenses                             141             143            150         137         145           278        282
                                          ----            ----           ----        ----        ----        ------    -------
                                           483             482            505         471         466           998        937
                                          ----            ----           ----        ----        ----        ------    -------
Operating earnings before provision
   (benefit) for income taxes               91              92             62          86          89           145        175
Provision (benefit) for income taxes        24              27             13          21          21            35         42
                                          ----            ----           ----        ----        ----        ------    -------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                    $ 67            $ 65           $ 49        $ 65        $ 68        $  110    $   133
                                          ====            ====           ====        ====        ====        ======    =======
Net investment gains (losses), net
   of income taxes                          (2)             (2)            (2)         (1)          0            (2)        (1)
Adjustments related to net
   investment gains (losses), net of
   income taxes                              0               0              0           0           0             0          0
Discontinued operations, net of
   income taxes                              0               0              0           0           0             0          0
                                          ----            ----           ----        ----        ----        ------    -------
Net income available to common
   shareholders                             65              63             47          64          68           108        132
Preferred stock dividends                    0               0              0           0           0             0          0
                                          ----            ----           ----        ----        ----        ------    -------
Net income                                $ 65            $ 63           $ 47        $ 64        $ 68        $  108    $   132
                                          ====            ====           ====        ====        ====        ======    =======

                                                               (METLIFE(R) LOGO)

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT
LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                                 For the
                                                              For the Three Months Ended                Year-to-Date Period Ended
                                              ------------------------------------------------------    -------------------------
                                              June 30, September 30, December 31, March 31, June 30,       June 30,  June 30,
Homeowners                                      2005        2005         2005        2006     2006           2005      2006
                                              -------- ------------- ------------ --------- --------       --------  --------
REVENUES
Earned premiums                                  $193         $ 170         $192      $194      $198          $377      $392
Investment income, net                             10            12            8        11         9            20        20
Other revenues                                      2             1            2         1         1             3         2
                                                 ----         -----         ----      ----      ----          ----      ----
                                                  205           183          202       206       208           400       414
                                                 ----         -----         ----      ----      ----          ----      ----
EXPENSES
Losses and loss adjustment expense                 99           260           94       110       102           192       212
Other expenses                                     58            61           64        59        61           114       120
                                                 ----         -----         ----      ----      ----          ----      ----
                                                  157           321          158       169       163           306       332
                                                 ----         -----         ----      ----      ----          ----      ----
Operating earnings before provision (benefit)
   for income taxes                                48          (138)          44        37        45            94        82
Provision (benefit) for income taxes               15           (52)          15         9        13            30        22
                                                 ----         -----         ----      ----      ----          ----      ----
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                           $ 33          ($86)        $ 29      $ 28      $ 32          $ 64      $ 60
                                                 ====         =====         ====      ====      ====          ====      ====
Net investment gains (losses), net of income
   taxes                                           (1)            0           (1)       (1)        0            (1)       (1)
Adjustments related to net
   investment gains (losses), net of income
   taxes                                            0             0            0         0         0             0         0
Discontinued operations, net of income taxes        0             0            0         0         0             0         0
                                                 ----         -----         ----      ----      ----          ----      ----
Net income available to common shareholders        32           (86)          28        27        32            63        59
Preferred stock dividends                           0             0            0         0         0             0         0
                                                 ----         -----         ----      ----      ----          ----      ----
Net income                                       $ 32          ($86)        $ 28      $ 27      $ 32          $ 63      $ 59
                                                 ====         =====         ====      ====      ====          ====      ====

                                                               (METLIFE(R) LOGO)

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT
LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                                  For the
                                                               For the Three Months Ended                Year-to-Date Period Ended
                                               ------------------------------------------------------    -------------------------
                                               June 30, September 30, December 31, March 31, June 30,        June 30, June 30,
Other                                            2005        2005         2005        2006     2006            2005     2006
                                               -------- ------------- ------------ --------- --------        -------- --------
REVENUES
Earned premiums                                     $12         $ 12           $12      $13     $ 12           $25    $ 25
Investment income, net                                1            0             1        0        1             2       1
Other revenues                                        0            1             1        0        0             2       0
                                                    ---         ----           ---      ---     ----           ---    ----
                                                     13           13            14       13       13            29      26
                                                    ---         ----           ---      ---     ----           ---    ----
EXPENSES
Losses and loss adjustment expense                    7           16             5        7        9            13      16
Other expenses                                        5            5             4        7        5            12      12
                                                    ---         ----           ---      ---     ----           ---    ----
                                                     12           21             9       14       14            25      28
                                                    ---         ----           ---      ---     ----           ---    ----
Operating earnings before provision (benefit)
   for income taxes                                   1           (8)            5       (1)      (1)            4      (2)
Provision (benefit) for income taxes                  0           (3)            2       (1)       0             1      (1)
                                                    ---         ----           ---      ---     ----           ---    ----
OPERATING EARNINGS AVAILABLE TO COMMON
   SHAREHOLDERS                                     $ 1          ($5)          $ 3      $ 0      ($1)          $ 3     ($1)
                                                    ===         ====           ===      ===     ====           ===    ====
Net investment gains (losses), net of
   income taxes                                       0           (1)            1        0        0             0       0
Adjustments related to net investment gains
   (losses), net of income taxes                      0            0             0        0        0             0       0
Discontinued operations, net of income taxes          0            0             0        0        0             0       0
                                                    ---         ----           ---      ---     ----           ---    ----
Net income available to common shareholders           1           (6)            4        0       (1)            3      (1)
Preferred stock dividends                             0            0             0        0        0             0       0
                                                    ---         ----           ---      ---     ----           ---    ----
Net income                                          $ 1          ($6)          $ 4      $ 0      ($1)          $ 3     ($1)
                                                    ===         ====           ===      ===     ====           ===    ====

                                                               (METLIFE(R) LOGO)

AUTO & HOME OPERATIONS
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

                                                           For the Three Months Ended
                                         --------------------------------------------------------------
                                         June 30,   September 30,   December 31,   March 31,   June 30,
Unaudited (Dollars in millions)            2005          2005           2005          2006       2006
                                         --------   -------------   ------------   ---------   --------
WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile              $ 519          $  528          $ 492      $  498     $  507
Non-Standard Automobile                       15              14             12          12         11
Homeowners                                   212             200            191         169        213
Other                                         12              11              9          17         13
                                           -----          ------          -----      ------     ------
Total                                      $ 758          $  753          $ 704      $  696     $  744
                                           =====          ======          =====      ======     ======
SELECTED FINANCIAL INFORMATION AND
   SUPPLEMENTAL DATA
TOTAL AUTO & HOME
Loss and loss adjustment expense ratio      60.4%           85.8%          62.3%       62.4%      59.3%
Other expense ratio                         27.2%           28.5%          29.2%       27.2%      28.6%
                                           -----          ------          -----      ------     ------
   Total combined ratio (1)                 87.6%          114.3%          91.5%       89.6%      87.9%
Effect of catastrophe losses (2)             1.2%           27.5%           8.5%        3.0%       3.4%
                                           -----          ------          -----      ------     ------
Combined ratio excluding catastrophes       86.4%           86.8%          83.0%       86.6%      84.5%
                                           =====          ======          =====      ======     ======
AUTO
Loss and loss adjustment expense ratio      63.6%           63.3%          67.6%       64.7%      62.2%
Other expense ratio                         26.0%           26.0%          27.8%       25.7%      27.1%
                                           -----          ------          -----      ------     ------
   Total combined ratio (1)                 89.6%           89.3%          95.4%       90.4%      89.3%
Effect of catastrophe losses (2)             0.1%            2.7%           3.4%        0.8%       1.3%
                                           -----          ------          -----      ------     ------
Combined ratio excluding catastrophes       89.5%           86.6%          92.0%       89.6%      88.0%
                                           =====          ======          =====      ======     ======
HOMEOWNERS
Loss and loss adjustment expense ratio      51.4%          153.1%          48.9%       57.1%      51.5%
Other expense ratio                         29.8%           35.4%          32.9%       29.3%      31.2%
                                           -----          ------          -----      ------     ------
   Total combined ratio (1)                 81.2%          188.5%          81.8%       86.4%      82.7%
Effect of catastrophe losses (2)             4.4%          106.3%          20.9%        8.9%       8.6%
                                           -----          ------          -----      ------     ------
Combined ratio excluding catastrophes       76.8%           82.2%          60.9%       77.5%      74.1%
                                           =====          ======          =====      ======     ======
OTHER
Loss and loss adjustment expense ratio      60.7%          127.0%          41.7%       53.2%      64.1%
Other expense ratio                         38.7%           39.4%          33.3%       52.3%      46.1%
                                           -----          ------          -----      ------     ------
   Total combined ratio (1)                 99.4%          166.4%          75.0%      105.5%     110.2%
Effect of catastrophe losses                 0.0%            0.0%          12.5%        0.0%       0.0%
                                           -----          ------          -----      ------     ------
Combined ratio excluding catastrophes       99.4%          166.4%          62.5%      105.5%     110.2%
                                           =====          ======          =====      ======     ======
PRE-TAX CATASTROPHE LOSSES
Auto                                       $   1          $   13          $  17      $    4     $    7
Homeowners                                     9             156             34          17         17
Other                                          0               0              2           0          0
                                           -----          ------          -----      ------     ------
Total                                      $  10          $  169          $  53      $   21     $   24
                                           =====          ======          =====      ======     ======
CATASTROPHE POINTS ON COMBINED RATIOS        1.2            27.5            8.5         3.0        3.4
NUMBER OF SALES REPRESENTATIVES               89              85            100          98         93
                                           -----          ------          -----      ------     ------

(1) The combined ratio reflects payment fees as a credit to Other expenses for the three months ended June 30, 2005, September 30, 2005, December 31, 2005, March 31, 2006 and June 30, 2006, which resulted in a 0.7, 0.7, 0.7,
     0.7 and 0.6 of a percentage point decrease in the combined ratio for the periods ended, respectively. The decreases for Auto, Homeowners and Other were 0.7, 0.4 and 0.8 of a percentage point, respectively, for June 30, 2005, 0.8, 0.5, 0.8 of a percentage point, respectively, for September 30, 2005, 0.8, 0.4 and 0.8 of a percentage point, respectively, for December 31, 2005, 0.8, 0.4 and 0.4 of a percentage point, respectively, for March 31, 2006 and 0.7, 0.4 and 0.5 of a percentage point, respectively, for June 30, 2006.

(2) Includes the effect of both catastrophe losses and $32 million in reinstatement reinsurance premiums within Auto ($2 million) and Homeowners ($30 million) for third quarter of 2005 and $11 million in the fourth quarter of 2005 for reinstatement reinsurance premiums within Auto ($1 million) and Homeowners ($10 million).

                                                               (METLIFE(R) LOGO)

INTERNATIONAL OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

                                                                                                            For the Year-to-
                                                         For the Three Months Ended                        Date Period Ended
                                       --------------------------------------------------------------     -------------------
                                       June 30,   September 30,   December 31,   March 31,   June 30,     June 30,   June 30,
Unaudited (Dollars in millions)          2005          2005           2005         2006        2006         2005       2006
                                       --------   -------------   ------------   ---------   --------     --------   --------
REVENUES
Premiums                                $  470          $  614         $  636      $  631     $  676      $  936     $1,307
Universal life and investment-type
   product policy fees                     125             170            165         184        194         244        378
Investment income, net                     195             238            262         235        238         344        473
Other revenues                              (1)              9              9           4          4           2          8
                                        ------          ------         ------      ------     ------      ------     ------
                                           789           1,031          1,072       1,054      1,112       1,526      2,166
                                        ------          ------         ------      ------     ------      ------     ------
EXPENSES
Policyholder benefits and dividends        468             578            600         527        600         878      1,127
Interest credited to policyholder
   account balances                         55              84             92          87         86         102        173
Capitalization of deferred policy
   acquisition costs                      (138)           (137)          (141)       (151)      (145)       (263)      (296)
Amortization of deferred policy
   acquisition costs                        56              68             43          82         78         112        160
Other expenses                             274             359            441         396        413         518        809
                                        ------          ------         ------      ------     ------      ------     ------
                                           715             952          1,035         941      1,032       1,347      1,973
                                        ------          ------         ------      ------     ------      ------     ------
Operating earnings before provision
   (benefit) for income taxes               74              79             37         113         80         179        193
Provision (benefit) for income taxes        23              13            (11)         38         18          60         56
                                        ------          ------         ------      ------     ------      ------     ------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                  $   51          $   66         $   48      $   75     $   62      $  119     $  137
                                        ======          ======         ======      ======     ======      ======     ======
NET INCOME RECONCILIATION
Operating earnings available to
   common shareholders                  $   51          $   66         $   48      $   75     $   62      $  119     $  137
   Net investment gains (losses)             7               5             (7)         20         13           7         33
   Minority interest - net
      investment gains (losses)              0               0              0           0          0           0          0
   Net investment gains (losses) tax
      benefit (provision)                   (2)             (2)             3          (6)        (5)         (2)       (11)
                                        ------          ------         ------      ------     ------      ------     ------
Net investment gains (losses), net
   of income taxes                           5               3             (4)         14          8           5         22
   Adjustments related to universal
      life and investment-type
      product policy fees                    0               0              0           0          0           0          0
   Adjustments related to
      policyholder benefits and
      dividends                            (16)            (54)           (21)         22         49          (2)        71
   Adjustments related to other
      expenses                               0               0              0           0          0           0          0
   Adjustments related to tax
      benefit (provision)                    6              19              7          (7)       (18)          1        (25)
                                        ------          ------         ------      ------     ------      ------     ------
Adjustments related to net
   investment gains (losses), net of
   income taxes (1)                        (10)            (35)           (14)         15         31          (1)        46
Discontinued operations, net of
   income taxes                             (1)              7              0           0          0          (2)         0
                                        ------          ------         ------      ------     ------      ------     ------
Net income available to common
   shareholders                             45              41             30         104        101         121        205
Preferred stock dividends                    0               0              0           0          0           0          0
                                        ------          ------         ------      ------     ------      ------     ------
Net income                              $   45          $   41         $   30      $  104     $  101      $  121     $  205
                                        ======          ======         ======      ======     ======      ======     ======
NUMBER OF PROFESSIONAL SALES
   REPRESENTATIVES (2)                   3,913           3,861          3,783       3,782      3,982
                                        ------          ------         ------      ------     ------

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

(2) Certain prior period amounts have been reclassified to conform with current period presentation.

                                                               (METLIFE(R) LOGO)

REINSURANCE OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

                                                                                                                  For the
                                                                                                                Year-to-Date
                                                                For the Three Months Ended                      Period Ended
                                               ----------------------------------------------------------   -------------------
                                               June 30,  September 30,  December 31,  March 31,  June 30,   June 30,   June 30,
Unaudited (Dollars in millions)                  2005         2005          2005         2006      2006       2005       2006
                                               --------  -------------  ------------  ---------  --------   --------   --------
REVENUES
Premiums                                       $  930          $  974        $1,062     $  993    $1,078    $1,833     $2,071
Investment income, net                            137             158           161        174       156       287        330
Other revenues                                     21              13            13         15        13        32         28
                                               ------          ------        ------     ------    ------    ------     ------
                                                1,088           1,145         1,236      1,182     1,247     2,152      2,429
                                               ------          ------        ------     ------    ------    ------     ------
EXPENSES
Claims and other policy benefits                  828             779           860        813       871     1,567      1,684
Interest credited to policyholder account
   balances                                        43              64            57         63        48        99        111
Policy acquisition costs and other insurance
   expenses                                       156             162           159        158       174       300        332
Other expenses                                     47              48            57         63        60        91        123
                                               ------          ------        ------     ------    ------    ------     ------
                                                1,074           1,053         1,133      1,097     1,153     2,057      2,250
                                               ------          ------        ------     ------    ------    ------     ------
Operating earnings before provision (benefit)
   for income taxes and minority interest          14              92           103         85        94        95        179
Provision (benefit) for income taxes               (1)             16            17         12        16        12         28
                                               ------          ------        ------     ------    ------    ------     ------
Operating earnings available to common
   shareholders before minority interest           15              76            86         73        78        83        151
Elimination of minority interest, before tax       11              50            55         49        49        54         98
                                               ------          ------        ------     ------    ------    ------     ------
CONTRIBUTION TO METLIFE                        $    4(2)       $   26        $   31     $   24    $   29    $   29     $   53
                                               ======          ======        ======     ======    ======    ======     ======
NET INCOME RECONCILIATION
Operating earnings available to common
   shareholders                                $    4          $   26        $   31     $   24    $   29    $   29     $   53
   Net investment gains (losses)                   (7)              7            (6)         8       (15)       21         (7)
   Minority interest - net investment gains
      (losses)                                     (2)             (1)            3         (2)        4        (7)         2
   Net investment gains (losses) tax benefit
      (provision)                                   6              (2)            1         (2)        4        (2)         2
                                               ------          ------        ------     ------    ------    ------     ------
Net investment gains (losses), net of income
   taxes                                           (3)              4            (2)         4        (7)       12         (3)
   Adjustments related to universal life and
      investment-type product policy fees           0               0             0          0         0         0          0
   Adjustments related to policyholder
      benefits and dividends                        0               0             0          0         0         0          0
   Adjustments related to other expenses           12              (4)           (1)        (3)        8        (5)         5
   Adjustments related to tax benefit
      (provision)                                  (6)              2             0          1        (3)        0         (2)
                                               ------          ------        ------     ------    ------    ------     ------
Adjustments related to net investment gains
   (losses), net of income taxes (1)                6              (2)           (1)        (2)        5        (5)         3
Discontinued operations, net of income taxes        0               0             0          0         0         0          0
                                               ------          ------        ------     ------    ------    ------     ------
Net income available to common shareholders         7              28            28         26        27        36         53
Preferred stock dividends                           0               0             0          0         0         0          0
                                               ------          ------        ------     ------    ------    ------     ------
Net income                                     $    7          $   28        $   28     $   26    $   27    $   36     $   53
                                               ======          ======        ======     ======    ======    ======     ======

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs.

(2) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes an $8 million charge, net of income taxes, associated with an establishment of a liability associated with the Argentine pension business.

                                                               (METLIFE(R) LOGO)

REINSURANCE OPERATIONS
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

                                                                  For the Three Months Ended
                                                --------------------------------------------------------------
                                                June 30,   September 30,   December 31,   March 31,   June 30,
Unaudited (Dollars in millions)                   2005          2005           2005          2006       2006
                                                --------   -------------   ------------   ---------   --------
PRE-TAX AND PRE-MINORITY INTEREST
   OPERATING EARNINGS BY REGION (1)
United States                                   $    28         $    78        $    80     $    66    $    66
Canada                                               17              21             20           7          9
Asia-Pacific                                         14               4             18           7          8
Other international markets                          (7)             15             12          15         17
Corporate                                           (38)            (26)           (27)        (10)        (6)
                                                -------         -------        -------     -------    -------
   Total pre-tax and pre-minority interest
      operating earnings                        $    14         $    92        $   103     $    85    $    94
                                                =======         =======        =======     =======    =======
POLICY BENEFITS AND INTEREST
   SENSITIVE CONTRACT LIABILITIES BY REGION
Traditional U.S.                                $ 3,865         $ 3,966        $ 4,030     $ 4,157    $ 4,239
Asset intensive                                   4,267           4,497          4,657       4,773      4,911
Other                                               126              90            100          77         90
                                                -------         -------        -------     -------    -------
   Total U.S.                                     8,258           8,553          8,787       9,007      9,240
                                                -------         -------        -------     -------    -------
Canada                                            1,389           1,507          1,596       1,622      1,780
Asia-Pacific                                        611             629            688         708        752
Other international markets                         702             677            680         719        774
                                                -------         -------        -------     -------    -------
   Total International                            2,702           2,813          2,964       3,049      3,306
                                                -------         -------        -------     -------    -------
Total policy benefits and interest sensitive
   contract liabilities                         $10,960         $11,366        $11,751     $12,056    $12,546
                                                =======         =======        =======     =======    =======

(1) Effective for the three months ended March 31, 2006, Reinsurance Group of America Incorporated ("RGA") changed its method of allocating capital to its regional markets from a method based on regulatory capital requirements to one based upon underlying economic capital levels. This approach is based upon a more detailed, internally developed risk capital model that its management believes better captures the unique risks inherent in each regional business. The primary effect of the change relates to the amount of net investment income and capital charges that are allocated to each region. This change does not affect RGA's consolidated financial results.

                                                               (METLIFE(R) LOGO)

CORPORATE, OTHER & ELIMINATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

                                                                                                                  For the Year-to-
                                                                      For the Three Months Ended                  Date Period Ended
                                                     ---------------------------------------------------------   ------------------
                                                     June 30, September 30, December 31, March 31,    June 30,   June 30,  June 30,
Unaudited (Dollars in millions)                        2005        2005         2005        2006        2006       2005      2006
                                                     -------- ------------- ------------ ---------    --------   --------  --------
REVENUES
Premiums                                             $    3        $  6           $  12    $   9       $  10      $    4     $  19
Universal life and investment-type product policy
   fees                                                   0           1               0        0           0           0         0
Investment income, net                                  195         212             255      296         308         346       604
Other revenues                                            5           5              17        7           6           8        13
                                                     ------        ----           -----    -----       -----      ------     -----
                                                        203         224             284      312         324         358       636
                                                     ------        ----           -----    -----       -----      ------     -----
EXPENSES
Policyholder benefits and dividends                     (46)         12              16        7          13         (43)       20
Interest credited to policyholder account balances        1           0               0        0           0           0         0
Interest credited to bank deposits                       25          30              37       43          48          42        91
Interest expense                                        110         166             171      175         183         214       358
Other expenses                                           36          59             135       93         111         101       204
                                                     ------        ----           -----    -----       -----      ------     -----
                                                        126         267             359      318         355         314       673
                                                     ------        ----           -----    -----       -----      ------     -----
Operating earnings before provision (benefit) for
   income taxes                                          77         (43)            (75)      (6)        (31)         44       (37)
Provision (benefit) for income taxes                     (1)        (72)            (45)     (48)        (50)        (43)      (98)
                                                     ------        ----           -----    -----       -----      ------     -----
Operating earnings                                       78          29             (30)      42          19          87        61
Preferred stock dividends                                 0          31              32       33          33           0        66
                                                     ------        ----           -----    -----       -----      ------     -----
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS  $   78(2)      ($2)(3)        ($62)   $   9        ($14)     $   87       ($5)
                                                     ======        ====           =====    =====       =====      ======     =====

NET INCOME RECONCILIATION
Operating earnings available to common shareholders  $   78         ($2)           ($62)   $   9        ($14)     $   87       ($5)
   Net investment gains (losses)                      1,313          73             118      (49)        (64)      1,200      (113)
   Minority interest - net investment gains (losses)      0           0               0        0           0           0         0
   Net investment gains (losses) tax benefit
      (provision)                                      (468)        (25)            (44)      16          21        (425)       37
                                                     ------        ----           -----    -----       -----      ------     -----
Net investment gains (losses), net of income taxes      845          48              74      (33)        (43)        775       (76)
   Adjustments related to universal life and
      investment-type product policy fees                 0           0               0        0           0           0         0
   Adjustments related to policyholder benefits and
      dividends                                           0           0               0        0           0           0         0
   Adjustments related to other expenses                  0           0               0        0           0           0         0
   Adjustments related to tax benefit (provision)         0           0               0        0           0           0         0
                                                     ------        ----           -----    -----       -----      ------     -----
Adjustments related to net investment gains
      (losses), net of income taxes                       0           0               0        0           0           0         0
Discontinued operations, net of income taxes              0           0              12        0          30         151        30
                                                     ------        ----           -----    -----       -----      ------     -----
Net income available to common shareholders             923          46              24      (24)        (27)      1,013       (51)
Preferred stock dividends                                 0          31              32       33          33           0        66
                                                     ------        ----           -----    -----       -----      ------     -----
Net income                                           $  923        $ 77           $  56    $   9       $   6      $1,013     $  15
                                                     ======        ====           =====    =====       =====      ======     =====

(1) Certain prior period amounts have been reclassified to conform with current period presentation.

(2) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999 and an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the Company's demutualization in 2000.

(3) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                                    At or For the Three Months Ended
                                                    ---------------------------------------------------------------
                                                    June 30,    September 30,   December 31,   March 31,   June 30,
Unaudited (Dollars in millions)                       2005           2005           2005          2006       2006
                                                    --------    -------------   ------------   ---------   --------
FIXED MATURITIES (1)
Yield (2)                                               6.34%          6.03%          6.17%        6.14%       6.10%
Income (3)                                          $  2,310       $  2,858       $  2,954     $  2,996    $  2,986
Investment gains (losses)                               ($89)          ($98)         ($567)       ($412)      ($381)
Ending Carrying Value (3)                           $184,830       $232,041       $230,875     $240,711    $237,612

MORTGAGE AND CONSUMER LOANS
Yield (4)                                               6.89%          6.96%          6.85%        6.68%       6.41%
Income                                              $    535       $    593       $    591     $    585    $    574
Investment gains (losses)                                ($8)      $     13       $     23     $      4    $      3
Ending Carrying Value                               $ 33,586       $ 36,094       $ 37,190     $ 37,351    $ 38,665

REAL ESTATE AND REAL ESTATE
   JOINT VENTURES
Yield (4)                                              12.41%         10.72%          8.59%       12.50%      11.37%
Income (5)                                          $    130       $    118       $    100     $    146    $    135
Investment gains (losses) (6)                       $  1,904       $     51       $    166     $     17    $     54
Ending Carrying Value                               $  3,998       $  4,705       $  4,665     $  4,700    $  4,786

POLICY LOANS
Yield (4)                                               6.19%          6.15%          5.80%        5.84%       5.89%
Income                                              $    139       $    152       $    143     $    146    $    147
Ending Carrying Value                               $  8,975       $  9,841       $  9,981     $  9,987    $ 10,065

EQUITY SECURITIES AND OTHER LIMITED
   PARTNERSHIP INTERESTS (1)
Yield (4)                                              21.40%          9.69%         13.15%       12.86%      14.83%
Income                                              $    277       $    170       $    232     $    235    $    278
Investment gains (losses)                           $     12       $     20       $     32     $     27    $     25
Ending Carrying Value                               $  5,914       $  7,403       $  7,614     $  7,870    $  8,007

CASH AND SHORT-TERM INVESTMENTS
Yield (4)                                               3.57%          3.45%          4.22%        4.63%       4.70%
Income                                              $     91       $    122       $     85     $     80    $     85
Investment gains (losses)                           $      0       $      0            ($1)         ($1)        ($1)
Ending Carrying Value                               $ 15,770       $ 11,431       $  7,324     $  8,512    $  8,193

OTHER INVESTED ASSETS
Yield (4)                                               7.83%         10.00%          9.65%        8.92%       7.94%
Income (7)                                          $    102       $    186       $    178     $    171    $    168
Investment gains (losses) (7)                       $    406            ($9)      $    113        ($259)      ($517)
Ending Carrying Value                               $  6,452       $  7,877       $  8,078     $  8,386    $  9,652

TOTAL INVESTMENTS
Gross investment income yield                           6.81%          6.30%          6.51%        6.54%       6.49%
Investment fees and expenses yield                     (0.15%)        (0.13%)        (0.17%)      (0.12%)     (0.14%)
                                                    --------       --------       --------     --------    --------
NET INVESTMENT INCOME YIELD                             6.66%          6.17%          6.34%        6.42%       6.35%
                                                    ========       ========       ========     ========    ========
Gross investment income                             $  3,584       $  4,199       $  4,283     $  4,359    $  4,373
Investment fees and expenses                             (76)           (87)          (116)         (81)        (96)
                                                    --------       --------       --------     --------    --------
NET INVESTMENT INCOME                               $  3,508       $  4,112       $  4,167     $  4,278    $  4,277
                                                    ========       ========       ========     ========    ========
Ending Carrying Value                               $259,525       $309,392       $305,727     $317,517    $316,980
                                                    ========       ========       ========     ========    ========
Gross investment gains                              $  2,133       $    342       $    492     $    237    $    247
Gross investment losses                                 (231)          (304)          (721)        (587)       (661)
Writedowns                                               (42)           (14)            (9)         (22)        (45)
                                                    --------       --------       --------     --------    --------
Subtotal                                               1,860             24           (238)        (372)       (459)
Derivative & other instruments not qualifying for
   hedge accounting                                      365            (47)             4         (252)       (358)
                                                    --------       --------       --------     --------    --------
NET INVESTMENT GAINS (LOSSES)                          2,225            (23)          (234)        (624)       (817)
Minority interest - net investment gains (losses)         (2)            (1)             3           (2)          4
Net investment gains (losses) tax benefit
   (provision)                                          (784)             9             85          220         289
                                                    --------       --------       --------     --------    --------
NET INVESTMENT GAINS (LOSSES), NET OF INCOME TAXES  $  1,439           ($15)         ($146)       ($406)      ($524)
                                                    ========       ========       ========     ========    ========

(1) Certain prior period amounts have been reclassified to conform with current period presentation.

(2) The fixed maturities yield is annualized and is based on quarterly average amortized cost.

(3) Fixed maturities includes $197 million, $805 million, $825 million, $883 million and $519 million in ending carrying value and $2 million, $14 million, ($3) million, $19 million and ($3) million of investment income
     (loss) related to trading securities at or for the three months ended June 30, 2005, September 30, 2005, December 31, 2005, March 31, 2006 and June
     30, 2006, respectively.

(4)  Yields are annualized and based on quarterly average carrying values.

(5) Included in income from real estate and real estate joint ventures is $21 million, $4 million, $9 million, $4 million, and $5 million related to discontinued operations for the three months ended June 30, 2005, September 30, 2005, December 31, 2005, March 31, 2006 and June 30, 2006,
     respectively.

(6) Included in investment gains (losses) from real estate and real estate joint ventures is $1,905 million, $46 million, $156 million, ($5) million, and ($3) million related to discontinued operations for the three months ended June 30, 2005, September 30, 2005, December 31, 2005, March 31, 2006 and June 30, 2006, respectively.

(7) Included in income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133 of $13 million, $26 million, $36 million, $39 million and $68 million for the three months ended June 30, 2005, September 30, 2005, December 31, 2005, March 31, 2006 and June 30, 2006, respectively. These amounts are excluded from net investment gains (losses). Additionally, excluded from net investment gains (losses) is ($7) million, ($6) million, ($4) million and $3 million for the three months ended September 30, 2005, December 31, 2005, March 31, 2006 and June 30, 2006, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                       At or For the Year-to-Date Ended
                                        --------------------------------------------------------------
                                        June 30,   September 30,   December 31,   March 31,   June 30,
Unaudited (Dollars in millions)           2005          2005           2005          2006       2006
                                        --------   -------------   ------------   ---------   --------
FIXED MATURITIES (1)
Yield (2)                                  6.34%           5.94%          6.00%       6.14%      6.12%
Income (3)                                $4,588          $7,446        $10,400      $2,996     $5,982
Investment gains (losses)                 ($203)          ($301)         ($868)      ($412)     ($793)
Ending Carrying Value (3)               $184,830        $232,041       $230,875    $240,711   $237,612
MORTGAGE AND CONSUMER LOANS
Yield (4)                                  6.79%           6.79%          6.81%       6.68%      6.55%
Income                                    $1,052          $1,645         $2,236        $585     $1,159
Investment gains (losses)                  ($19)            ($6)           $17          $4          $7
Ending Carrying Value                    $33,586         $36,094        $37,190     $37,351    $38,665

REAL ESTATE AND REAL ESTATE
   JOINT VENTURES
Yield (4)                                 11.82%          11.31%         10.59%      12.50%     11.93%
Income (5)                                  $249            $367           $467        $146       $281
Investment gains (losses) (6)             $1,922          $1,973         $2,139         $17        $71
Ending Carrying Value                     $3,998          $4,705         $4,665      $4,700     $4,786
POLICY LOANS
Yield (4)                                  6.18%           6.08%          6.00%       5.84%      5.86%
Income                                      $277            $429           $572        $146       $293
Ending Carrying Value                     $8,975          $9,841         $9,981      $9,987    $10,065

EQUITY SECURITIES AND OTHER LIMITED
   PARTNERSHIP INTERESTS (1)
Yield (4)                                 15.92%          12.70%         12.83%      12.86%     13.86%
Income                                      $396            $566           $798        $235       $513
Investment gains (losses)                   $107            $127           $159         $27        $52
Ending Carrying Value                     $5,914          $7,403         $7,614      $7,870     $8,007

CASH AND SHORT-TERM INVESTMENTS
Yield (4)                                  3.59%           3.52%          3.66%       4.63%      4.67%
Income                                      $155            $277           $362         $80       $165
Investment gains (losses)                   ($1)            ($1)           ($2)        ($1)       ($2)
Ending Carrying Value                    $15,770         $11,431         $7,324      $8,512     $8,193

OTHER INVESTED ASSETS
Yield (4)                                  8.22%           8.67%          8.96%       8.92%      8.41%
Income (7)                                  $206            $392           $570        $171       $339
Investment gains (losses) (7)               $398            $389           $502      ($259)     ($776)
Ending Carrying Value                     $6,452          $7,877         $8,078      $8,386     $9,652

TOTAL INVESTMENTS
Gross investment income yield              6.69%           6.29%          6.35%       6.54%      6.51%
Investment fees and expenses yield       (0.13%)         (0.13%)        (0.14%)     (0.12%)    (0.13%)
                                        --------   -------------   ------------   ---------   --------
NET INVESTMENT INCOME YIELD                6.56%           6.16%          6.21%       6.42%      6.38%
                                        ========   =============   ============   =========   ========
Gross investment income                   $6,923         $11,122        $15,405      $4,359     $8,732
Investment fees and expenses               (136)           (223)          (339)        (81)      (177)
                                        --------   -------------   ------------   ---------   --------
NET INVESTMENT INCOME                     $6,787         $10,899        $15,066      $4,278     $8,555
                                        ========   =============   ============   =========   ========
Ending Carrying Value                   $259,525        $309,392       $305,727    $317,517   $316,980
                                        ========   =============   ============   =========   ========
Gross investment gains                    $2,506          $2,848         $3,340        $237       $484
Gross investment losses                    (553)           (857)        (1,578)       (587)    (1,248)
Writedowns                                  (93)           (107)          (116)        (22)       (67)
                                        --------   -------------   ------------   ---------   --------
Subtotal                                   1,860           1,884          1,646       (372)      (831)
Derivative & other instruments not
   qualifying for hedge accounting           344             297            301       (252)      (610)
                                        --------   -------------   ------------   ---------   --------
NET INVESTMENT GAINS (LOSSES)              2,204           2,181          1,947       (624)    (1,441)
Minority interest - net investment
   gains (losses)                           (11)            (12)            (9)         (2)          2
Net investment gains (losses) tax
   benefit (provision)                     (775)           (766)          (681)        220         509
                                        --------   -------------   ------------   ---------   --------
NET INVESTMENT GAINS (LOSSES), NET OF
   INCOME TAXES                           $1,418          $1,403         $1,257      ($406)     ($930)
                                        ========   =============   ============   =========   =======

(1) Certain prior period amounts have been reclassified to conform with current period presentation.

(2) The fixed maturities yield is annualized and is based on quarterly average amortized cost.

(3) Fixed maturities includes $197 million, $805 million, $825 million, $883 million and $519 million in ending carrying value and $3 million, $17 million, $14 million, $19 million and $16 million of investment income related to trading securities at or for year-to-date ended June 30, 2005, September 30, 2005, December 31, 2005, March 31, 2006 and June 30, 2006,
     respectively.

(4)  Yields are annualized and based on quarterly average carrying values.

(5) Included in income from real estate and real estate joint ventures is $66 million, $70 million, $78 million, $4 million and $9 million related to discontinued operations for year-to-date June 30, 2005, September 30, 2005, December 31, 2005, March 31, 2006 and June 30, 2006, respectively.

(6) Included in investment gains (losses) from real estate and real estate joint ventures is $1,923 million, $1,969 million, $2,125 million, ($5) million, and ($8) million related to discontinued operations for year-to-date June 30, 2005, September 30, 2005, December 31, 2005, March 31, 2006 and June 30, 2006, respectively.

(7) Included in income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133 of $37 million, $63 million, $99 million, $39 million and $107 million for the year-to-date June 30, 2005, September 30, 2005, December 31, 2005, March 31, 2006 and
     June 30, 2006, respectively. These amounts are excluded from net investment gains (losses). Additionally, excluded from net investment gains (losses) is ($7) million, ($13) million, ($4) million and ($1) million for the year-to-date September 30, 2005, December 31, 2005, March 31, 2006 and June 30, 2006, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting.

                                                               (METLIFE(R) LOGO)

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITIES (1)

                                                             At September    At December 31,     At March 31,      At June 30,
                                        At June 30, 2005       30, 2005            2005              2006              2006
                                        ----------------   ---------------   ---------------   ---------------   ---------------
                                                   % of              % of              % of              % of              % of
Unaudited (Dollars in millions)          Amount    Total   Amount    Total   Amount    Total   Amount    Total   Amount    Total
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Less than 20%                           $   416    95.4%   $1,758    95.9%   $2,159    97.9%   $4,379    98.7%   $6,400    96.3%
20% or more for less than six months         13     3.0%       69     3.8%       39     1.8%       47     1.1%      232     3.5%
20% or more for six months or greater         7     1.6%        6     0.3%        7     0.3%        9     0.2%       10     0.2%
                                        -------   -----    ------   -----    ------   -----    ------   -----    ------   -----
   Total Gross Unrealized Losses        $   436   100.0%   $1,833   100.0%   $2,205   100.0%   $4,435   100.0%   $6,642   100.0%
                                        -------   -----    ------   -----    ------   -----    ------   -----    ------   -----
   Total Gross Unrealized Gains         $11,250            $8,814            $8,329            $6,123            $4,994
                                        =======            ======            ======            ======            ======

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
EQUITY SECURITIES (1)

                                                             At September    At December 31,     At March 31,      At June 30,
                                        At June 30, 2005       30, 2005            2005              2006              2006
                                        ----------------   ---------------   ---------------   ---------------   ---------------
                                                   % of              % of              % of              % of              % of
Unaudited (Dollars in millions)          Amount    Total   Amount    Total   Amount    Total   Amount    Total   Amount    Total
                                        -------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Less than 20%                              $ 25    62.5%     $ 29    70.7%     $ 29    70.7%     $ 30    75.0%     $ 51    69.9%
20% or more for less than six months         15    37.5%       12    29.3%       12    29.3%       10    25.0%       22    30.1%
20% or more for six months or greater         0     0.0%        0     0.0%        0     0.0%        0     0.0%        0     0.0%
                                        -------   -----    ------   -----    ------   -----    ------   -----    ------   -----
   Total Gross Unrealized Losses           $ 40   100.0%     $ 41   100.0%     $ 41   100.0%     $ 40   100.0%     $ 73   100.0%
                                        -------   -----    ------   -----    ------   -----    ------   -----    ------   -----
   Total Gross Unrealized Gains            $206              $256              $295              $384              $338
                                        =======            ======            ======            ======            ======

(1) The Company's review of its fixed maturities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

                                                            (METLIFE(R) LOGO)

METLIFE, INC.
SUMMARY OF REAL ESTATE

                                  June 30,   September 30,   December 31,   March 31,   June 30,
Unaudited (Dollars in millions)     2005          2005           2005          2006       2006
                                  --------   -------------   ------------   ---------   --------
Wholly owned                        $3,277          $3,919         $3,735      $3,902     $3,854
Joint ventures                         718             783            926         794        923
                                    ------          ------         ------      ------     ------
   Subtotal                          3,995           4,702          4,661       4,696      4,777
Foreclosed                               3               3              4           4          9
                                    ------          ------         ------      ------     ------
   Total Real Estate (1)            $3,998          $4,705         $4,665      $4,700     $4,786
                                    ======          ======         ======      ======     ======

SUMMARY OF MORTGAGES AND CONSUMER LOANS

                                  June 30,   September 30,   December 31,   March 31,   June 30,
Unaudited (Dollars in millions)     2005          2005           2005          2006       2006
                                  --------   -------------   ------------   ---------   --------
COMMERCIAL MORTGAGES               $26,100         $27,250        $28,022     $28,278    $29,533
AGRICULTURAL MORTGAGES               6,040           7,474          7,700       7,689      7,817
CONSUMER LOANS                       1,446           1,370          1,468       1,384      1,315
                                   -------         -------        -------     -------    -------
TOTAL                              $33,586         $36,094        $37,190     $37,351    $38,665
                                   =======         =======        =======     =======    =======

(1)  Includes real estate held-for-sale and held-for-investment.

                                                               (METLIFE(R) LOGO)

COMPANY RATINGS AS OF JULY 28, 2006

                                                                    Moody's        Standard &   A.M. Best    Fitch
                                                               Investors Service     Poor's      Company    Ratings
                                                               -----------------   ----------   ---------   -------
FINANCIAL STRENGTH RATINGS
First MetLife Investors Insurance Co.                                   NR              AA*          A+         NR
General American Life Insurance Company                                Aa2              AA*          A+         AA
MetLife Insurance Company of Connecticut                               Aa2              AA*          A+         AA
MetLife Insurance Company of Connecticut (Short-term rating)           P-1              NR           NR         NR
MetLife Investors Insurance Company                                    Aa2              AA*          A+         AA
MetLife Investors Insurance Company of California                       NR              AA*          A+         NR
MetLife Investors USA Insurance Company                                Aa3              AA*          A+         AA
MetLife Life and Annuity Company of Connecticut                        Aa2              AA*          A+         AA
Metropolitan Casualty Insurance Company                                 NR              NR            A         NR
Metropolitan Direct Property and Casualty Insurance Co.                 NR              NR            A         NR
Metropolitan General Insurance Company                                  NR              NR            A         NR
Metropolitan Group Property & Casualty Insurance Co.                    NR              NR            A         NR
Metropolitan Life Insurance Company                                    Aa2              AA*          A+         AA
Metropolitan Life Insurance Company (Short-term rating)                P-1            A-1+           NR         NR
Metropolitan Lloyds Insurance Company of Texas                          NR              NR            A         NR
Metropolitan Property and Casualty Insurance Company                   Aa3              NR            A         NR
Metropolitan Tower Life Insurance Company                              Aa3              NR           A+         NR
New England Life Insurance Company                                     Aa2              AA*          A+         AA
Texas Life Insurance Company                                            NR              NR            A         NR


RGA Reinsurance Company                                                 A1             AA-*          A+*       AA-


CREDIT RATINGS
GenAmerica Capital I
   Preferred Stock                                                      A3            BBB+*          NR         A-

General American Life Insurance Company
   Surplus Notes                                                        A1              A+*          a+*        NR

MetLife, Inc.
   Senior Unsecured Debt                                                A2               A*           a*         A
   Commercial Paper                                                    P-1             A-1        AMB-1*        F1
   Subordinated Debt                                                    A3(P)           NR           a-*        NR
   Preferred Stock                                                    Baa1            BBB+*        bbb+*        A-
   Non-Cumulative Perpetual Preferred Stock                           Baa1             BBB*        bbb+*        A-

MetLife Capital Trust II
   Trust Preferred Stock                                                A3            BBB+*          a-*        A-

MetLife Capital Trust III
   Trust Preferred Stock                                                A3            BBB+*          a-*        A-

MetLife Funding, Inc.
   Commercial Paper                                                    P-1            A-1+       AMB-1+*       F1+

Metropolitan Life Global Funding I
   Senior Secured Debt                                                 Aa2              AA           aa*        NR

Metropolitan Life Insurance Company
   Surplus Notes                                                        A1              A+*          a+*        A+

Reinsurance Group of America, Incorporated
   Senior Unsecured Debt                                              Baa1              A-*          a-*        A-
   Junior Subordinated Debt                                           Baa3            BBB-*         bbb*      BBB+

RGA Capital Trust I
   Preferred Stock                                                    Baa2             BBB*        bbb+*      BBB+

RGA Capital Trust II
   Preferred Stock                                                    Baa2             BBB*        bbb+*      BBB+

*    Standard & Poor's and A.M. Best's outlook for these ratings is negative.

(P)  Preliminary

NR   Not Rated